UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FARMER BROS. CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Fellow Stockholder:

You are cordially invited to attend a special meeting of stockholders of Farmer Bros. Co. (the “Company”), which will be held at the Marriott Hotel & Golf Club at Champions Circle, 3300 Championship Parkway, Fort Worth, Texas 76177, on Tuesday, June 20, 2017 at 10:00 a.m., Central Time. The special meeting is being held for the purpose of approving an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board of Directors (the “Board”) from seven members to nine members and to approve the Company’s 2017 Long-Term Incentive Plan. The Board believes adoption of the amendment to the Certificate of Incorporation and approval of the 2017 Long-Term Incentive Plan are in the best interests of the Company and further recommends that the stockholders approve both proposals. The formal Notice of Special Meeting of Stockholders and Proxy Statement, which are contained in the following pages, outline the actions that will, or may, if properly presented, be taken by the stockholders at the meeting. You should also have received a proxy card or voting instruction form and postage-paid return envelope, which are being solicited on behalf of our Board. Participants in the Farmer Bros. Co. Employee Stock Ownership Plan should follow the instructions provided by the plan trustee, GreatBanc Trust Company.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice of Special Meeting of Stockholders and Proxy Statement, please promptly submit your proxy as described on your proxy card or voting instruction form. If you choose to submit your proxy to vote your shares by the proxy card or voting instruction form, please sign, date and mail the proxy card or voting instruction form in the enclosed postage-paid return envelope. You may also submit a proxy to vote by telephone or Internet. Instructions for submitting a proxy over the Internet or by telephone are provided on the enclosed proxy card. Your cooperation is greatly appreciated.

Sincerely yours,

Michael H. Keown President and Chief Executive Officer	Randy E. Clark Chairman of the Board of Directors

The attached Proxy Statement is dated May 16, 2017 and is first being mailed on or about May 18, 2017.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

470 West Avenue

Stamford, Connecticut 06902

Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)

Banks and Brokers Call Collect: (203) 658-9400

FARMER BROS. CO.

1912 Farmer Brothers Drive

Northlake, Texas 76262

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2017

TO THE STOCKHOLDERS OF FARMER BROS. CO.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Farmer Bros. Co., a Delaware corporation (the “Company” or “Farmer Bros.”), will be held at the Marriott Hotel & Golf Club at Champions Circle, 3300 Championship Parkway, Fort Worth, Texas 76177, on Tuesday, June 20, 2017 at 10:00 a.m., Central Time, for the following purposes:

1.	To approve an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board of Directors from seven members to nine members;

2.	To approve the Company’s 2017 Long-Term Incentive Plan; and

3.	To transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders. The Board of Directors (the “Board”) recommends a vote “FOR” proposal Nos. 1 and 2 on the enclosed proxy card.

The Board has fixed the close of business on May 16, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any continuation, postponement or adjournment thereof.

*********************

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2017

This Notice of Special Meeting of Stockholders, the accompanying Proxy Statement and form proxy card are available at: http://proxy.farmerbros.com.

Please submit a proxy as soon as possible so that your shares can be represented and voted at the Special Meeting in accordance with your instructions. For specific instructions on submitting a proxy to have your shares voted, please refer to the instructions on the proxy card or the information forwarded by your bank, broker or other nominee. Even if you have submitted a proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote in person at the Special Meeting, you must obtain a legal proxy issued in your name from such bank, broker or other nominee. If you are a beneficial holder of shares held in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

If you are a participant in the Farmer Bros. Co. Employee Stock Ownership Plan (the “ESOP”), you should follow the instructions provided by the ESOP trustee, GreatBanc Trust Company, with respect to having the shares allocated to you in the ESOP voted at the Special Meeting. If you are an ESOP participant, although you may attend the Special Meeting, you will not be able to cast a vote at the Special Meeting with respect to any shares you hold through the ESOP.

Your vote is very important. Please submit your proxy even if you plan to attend the Special Meeting. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on the enclosed proxy card.

By Order of the Board of Directors

TERI L. WITTEMAN

Secretary

Northlake, Texas

May 16, 2017

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Special Meeting. We urge you to read the accompanying Proxy Statement, including the appendices and any documents incorporated by reference, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Special Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact the Company’s proxy solicitor:

470 West Avenue

Stamford, Connecticut 06902

Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)

Banks and Brokers Call Collect: (203) 658-9400

FARMER BROS. CO.

1912 Farmer Brothers Drive

Northlake, Texas 76262

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

Who has called the Special Meeting?

The Special Meeting of Stockholders (the “Special Meeting”) has been called by the Board of Directors (the “Board of Directors” or the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company,” “we,” “our” or “Farmer Bros.”), in accordance with the Company’s Amended and Restated By-Laws (“By-Laws”).

What am I voting on?

Eligible stockholders will be entitled to vote on the following proposals at the Special Meeting:

•	To approve an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board from seven members to nine members; and

•	To approve the Company’s 2017 Long-Term Incentive Plan (“2017 Plan”).

Who can vote?

The Board has set May 16, 2017 as the record date (the “Record Date”) for the Special Meeting. You are entitled to notice of and to vote at the Special Meeting any shares of common stock, par value $1.00 per share, of the Company (“Common Stock”), of which you are the holder of record as of the close of business on the Record Date. Your shares may be voted at the Special Meeting only if you are present in person or your shares are represented by a valid proxy.

What are the date, time and place of the Special Meeting?

The enclosed proxy card is being delivered with this Proxy Statement on behalf of the Board in connection with the Special Meeting to be held on Tuesday, June 20, 2017 at 10:00 a.m., Central Time, or at any continuation, postponement or adjournment thereof, for the purposes described in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders, and to transact such other business as may properly come before the Special Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Special Meeting. The Company intends to mail this Proxy Statement and the accompanying proxy card on or about May 18, 2017 to all stockholders entitled to notice of and to vote at the Special Meeting. The Special Meeting will be held at the Marriott Hotel & Golf Club at Champions Circle, 3300 Championship Parkway, Fort Worth, Texas 76177. If you plan to attend the Special Meeting in person, you should review the details below under the section captioned “Who can attend the Special Meeting?”

How does the Board recommend that I vote?

The Board recommends that you vote using the enclosed proxy card:

•	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board from seven members to nine members; and

•	“FOR” the approval of the 2017 Plan.

How many shares are outstanding and how many shares are needed for a quorum?

At the close of business on the Record Date, 16,844,626 shares of Common Stock were outstanding and entitled to vote at the Special Meeting. The Company has no other class of securities outstanding. Each share of Common Stock is entitled to one vote for each proposal to be voted on at the Special Meeting.

A majority of the Company’s issued and outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting, which quorum is required to hold the Special Meeting and conduct business. If you are a record holder of shares of Common Stock as of the Record Date and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker or other nominee submits a proxy covering your shares. If your bank, broker or other nominee is not given specific voting instructions, shares held in the name of the bank, broker, or other nominee will not be considered as present and entitled to vote on any matter to be considered at the Special Meeting because such matters are considered non-routine, and, accordingly, will not be counted as present for the purpose of determining a quorum. In the absence of a quorum, the Special Meeting may be adjourned, from time to time, by vote of the holders of a majority of the total number of shares of Common Stock represented and entitled to vote at the Special Meeting.

What is the difference between a record holder and a beneficial owner?

If at the close of business on the Record Date your shares were registered directly in your name, you are considered the “record holder” of your shares. If, on the other hand, at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide that organization specific direction on how to vote, your shares held in the name of that organization may not be voted and will not be considered as present and entitled to vote on any matters to be considered at the Special Meeting. If you hold your shares in “street name,” please instruct your bank, broker or other nominee how to vote your shares using the voting instruction form provided by your bank, broker or other nominee so that your vote can be counted. The voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or telephonically, if such options are available.

How can I vote my shares?

You may vote your shares at the Special Meeting using one of the following methods (please also see the information provided above concerning the difference between holding shares as a record holder and holding shares beneficially through a bank, broker or other nominee—beneficial holders should follow the voting instructions provided by such bank, broker or other nominee):

•	By mail. You may vote your shares by completing, signing and mailing the enclosed proxy card included with these proxy materials (or voting instruction form in the case of beneficial holders). Please refer to your proxy card or voting instruction form for instructions on either submitting your proxy or voting by mail.

•	Over the Internet. If you have access to the Internet, you may submit your proxy over the Internet by following the instructions included on the enclosed proxy card (or voting instruction form in the case of beneficial holders for whom Internet voting is available). Please refer to your proxy card or voting instruction form for instructions on either submitting a proxy or voting over the Internet.

•	By telephone. You may submit a proxy to have your shares voted by calling a toll-free telephone number listed on the enclosed proxy card (or voting instruction form in the case of beneficial holders for whom telephone voting is available). Please refer to your proxy card or voting instruction form for instructions on submitting a proxy by phone.

•	In person at the Special Meeting. Stockholders are invited to attend the Special Meeting and vote in person at the Special Meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other nominee of your shares to be entitled to vote those shares in person at the Special Meeting. If you are a record holder, you are encouraged to complete, sign and date the enclosed proxy card and mail it in the enclosed postage-paid envelope regardless of whether or not you plan to attend the Special Meeting. If you hold your shares in “street name,” you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

A control number, located on the instructions included with the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you submit your proxy over the Internet or by telephone, there is no need to return a signed proxy card. However, you may change your voting instructions by subsequently completing, signing and delivering the proxy card.

As noted above, if you hold shares beneficially in street name through a bank, broker or other nominee, you may vote your shares by following the voting instructions provided by your bank, broker or other nominee. Telephone and Internet voting may be also available—please refer to the voting instruction form provided by your bank, broker or other nominee for more information.

If you have any questions or require assistance in submitting a proxy for your shares, please call the Company’s proxy solicitor, Morrow Sodali, toll free at (800) 662-5200 (within the U.S.).

How do I vote if I am an ESOP participant?

The ESOP owns approximately 11.1% of the outstanding Common Stock. Each ESOP participant has the right to direct the ESOP Trustee on how to vote the shares of Common Stock allocated to his or her account under the ESOP. The ESOP Trustee will vote all of the unallocated ESOP shares (i.e., shares of Common Stock held in the ESOP, but not allocated to any participant’s account) and allocated shares for which no voting directions are timely received by the ESOP Trustee, in its independent fiduciary discretion. If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Special Meeting, you must contact the ESOP Trustee.

If you are a participant in the ESOP, although you may attend the Special Meeting in person, you will not be able to cast a vote at the meeting with respect to any shares you hold through the ESOP.

Who can attend the Special Meeting?

Admission to the Special Meeting is limited to stockholders and their duly-appointed proxy holders as of the close of business on the Record Date with proof of ownership of the Company’s Common Stock, as well as valid government-issued photo identification, such as a valid driver’s license or passport. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Special Meeting, you must present proof of your ownership of Common Stock, such as a bank or brokerage account statement, to be admitted to the Special Meeting. If you are a participant in the ESOP, although you may attend the Special Meeting in person, you will not be able to cast a vote at the meeting with respect to any shares you hold through the ESOP. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership.

We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures. No cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Special Meeting. You are encouraged to submit a proxy to have your shares voted regardless of whether or not you plan to attend the Special Meeting. Your vote is very important. Please submit your proxy card even if you plan to attend the Special Meeting.

How will votes be tabulated?

All votes will be tabulated by the inspector of election appointed by the Company for the Special Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with Delaware law.

What is a “broker non-vote”?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. The proposals to approve an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board and to approve the 2017 Plan are non-routine matters. Consequently, without your voting instructions, the bank, broker or other nominee that holds your shares cannot vote your shares on these proposals, and such shares will not be counted as present at the Special Meeting for the purpose of determining a quorum.

What vote is required to approve each proposal?

The vote to approve the amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board from seven members to nine members requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

The vote to approve the 2017 Plan requires the affirmative vote of a majority of the shares present or represented by proxy at the Special Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the proposal because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how such shares are to be voted will not be entitled to vote at the Special Meeting.

What do I do if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form from your bank, broker or other nominee, it means you hold shares that are registered in more than one name or account. To ensure that all of your shares are voted, sign, date and return each proxy card or voting instruction form. To vote by telephone or over the Internet, follow the instructions for voting over the Internet or by telephone provided on the enclosed proxy card or provided on the voting instruction form provided by your bank, broker or other nominee.

How will my shares be voted if I sign, date and return the proxy card but do not specify how I want my shares to be voted?

As a stockholder of record, if you sign, date and return the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy as follows:

•	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board from seven members to nine members; and

•	“FOR” the approval of the 2017 Plan.

In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Special Meeting and at any continuation, postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Special Meeting other than those described in this Proxy Statement.

How can I revoke a proxy?

If you vote by proxy, you may revoke that proxy or change your vote at any time before it is voted at the Special Meeting. Stockholders of record may revoke a proxy or change their vote prior to the Special Meeting by sending to the Company’s Secretary, at the Company’s principal executive offices at 1912 Farmer Brothers Drive, Northlake, Texas 76262, a written notice of revocation or a duly executed proxy bearing a later date, by attending the Special Meeting in person and voting in person, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. Please note that attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting a new voting instruction form to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote in person at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee). ESOP participants must contact the ESOP Trustee directly to revoke any prior voting instructions.

When will the voting results be announced?

The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting. If our final voting results are not available within four business days after the Special Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Are there interests of certain persons in matters to be acted upon?

With regard to Proposal No. 1 to approve the amendment to the Company’s Certificate of Incorporation, no employee, director or executive officer of the Company, or any of their respective associates, has any substantial interest, direct or indirect, in this matter.

With regard to Proposal No. 2 to approve the 2017 Plan, key employees and directors of the Company will be eligible to receive equity and equity-linked long-term incentive compensation awards and performance-based cash incentive awards under the 2017 Plan, if it is approved. Accordingly, certain employees and directors of the Company have a substantial interest in the approval of the 2017 Plan proposal.

No director has informed the Company in writing that he or she intends to oppose any action intended to be taken by the Company at the Special Meeting.

Who will solicit proxies on behalf of the Board?

The Company has retained Morrow Sodali, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. Proxies may also be solicited on behalf of the Board, without additional compensation, by the Company’s directors, certain executive officers and other employees of the Company.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, certain executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Morrow Sodali. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who is paying for the cost of this proxy solicitation?

The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the Company, will be borne by the Company. Copies of the Company’s solicitation material will be furnished to banks, brokerage houses, dealers, the ESOP Trustee, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material to beneficial owners. In addition, if asked, the Company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

We have engaged Morrow Sodali to solicit proxies from stockholders in connection with the Special Meeting. Morrow Sodali expects that approximately 20 of its employees will assist in the solicitation of proxies. We will pay Morrow Sodali a fee of up to $15,000 plus its costs and expenses. In addition, we have agreed to indemnify Morrow Sodali and certain related persons against certain liabilities arising out of or in connection with their engagement.

Who can answer my questions?

Your vote at the Special Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali, the firm assisting us in the solicitation of proxies:

470 West Avenue

Stamford, Connecticut 06902

Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)

Banks and Brokers Call Collect: (203) 658-9400

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this Proxy Statement and directions to the Special Meeting are also available at http://proxy.farmerbros.com. You may also contact Morrow Sodali for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS

Stockholders are requested to approve an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board of Directors (the “Board”) from seven members to nine members. The minimum and maximum number of directors is set forth in the Company’s Certificate of Incorporation. Presently, the Certificate of Incorporation provides that the Board will consist of not less than five members nor more than seven members, the exact number of which will be fixed from time to time by resolution adopted by the affirmative vote of a majority of the active Board. The authorized number of directors is currently seven and, as of the date of this Proxy Statement, the Board has five independent directors.

The Company believes that an amendment to its Certificate of Incorporation to increase the maximum number of members that may constitute the Board from seven members to nine members (the “Amendment”) will provide the Board needed flexibility to manage its composition and size. The Board believes an increase in its size could provide the opportunity to add well qualified Board candidates with diverse talents and perspectives and demonstrated experience and expertise. Moreover, the Board believes an increase in its size could serve to enhance critical thinking and thoughtful discussion in the boardroom and provide additional resources to allow for appropriate staffing of the Board’s committees and shouldering of the Board’s responsibilities.

Under the Company’s Certificate of Incorporation and By-Laws, the Board is divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with members of each class serving for a three-year term. Each year only one class of directors is subject to a stockholder vote. If this Amendment is approved, and the maximum number of directors serving on the Board is increased from seven members to nine members, that increase would be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

As previously reported by the Company in a Current Report on Form 8-K filed with SEC, Guenter Berger and Hamideh Assadi have informed the Board that they will not stand for re-election at the Company’s 2017 Annual Meeting of Stockholders. The Amendment would enable the Board, if it so desired, to appoint new directors in anticipation of Mr. Berger’s and Ms. Assadi’s departure in order to allow for a smooth transition and the sharing of the institutional knowledge of the departing directors. Any vacancy on the Board that results from an increase in the number of directors would be filled by the Board in accordance with the Certificate of Incorporation and the By-Laws. As of the date of this Proxy Statement, the Board has not identified any director candidates that it would immediately appoint if the proposed Amendment is approved by the Company’s stockholders and filed with the Delaware Secretary of State.

At its meeting on April 18, 2017, the Board approved, subject to the required affirmative stockholder vote, and recommended that the Company’s stockholders approve, the Amendment. The complete text of the proposed Amendment to the Certificate of Incorporation is set forth in Appendix A to this Proxy Statement. If the Amendment is approved by the Company’s stockholders, it will become effective upon filing with the Delaware Secretary of State. The Board reserves the right, notwithstanding stockholder approval of the Amendment, and without further action by the stockholders, to elect not to proceed with the Amendment if, at any time prior to filing the Amendment, the Board determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Amendment.

If the Amendment is not approved, the Certificate of Incorporation will not be amended and the maximum number of members that may constitute the Board will remain at seven.

Required Vote for Approval and Recommendation of the Board of Directors

The vote to approve an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board from seven members to nine members requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

TO INCREASE THE MAXIMUM NUMBER OF MEMBERS THAT MAY CONSTITUTE THE BOARD FROM SEVEN MEMBERS TO NINE MEMBERS.

PROPOSAL NO. 2

APPROVAL OF THE COMPANY’S 2017 LONG-TERM INCENTIVE PLAN

Introduction

We are asking our stockholders to approve the Farmer Bros. Co. 2017 Long-Term Incentive Plan (the “2017 Plan”). Our Board of Directors (the “Board”) approved the 2017 Plan on April 18, 2017, upon the recommendation of the Compensation Committee of our Board (the “Compensation Committee”). The adoption of the 2017 Plan is subject to stockholder approval, and the 2017 Plan will not become effective if this approval is not received.

The 2017 Plan will allow us to grant equity and equity-linked long-term incentive compensation awards and performance-based cash incentive awards to our key employees and directors. Our Board believes that the effective use of equity and equity-linked long-term incentive compensation awards and performance-based cash incentive awards is vital to our ability to attract, retain, reward, and motivate our key employees and directors. Our Board believes that this, in turn, helps us achieve our growth objectives and enhance stockholder value. Stockholder approval of the 2017 Plan will allow us to continue to provide these incentives.

If approved by stockholders, the 2017 Plan will supersede and replace our current equity incentive plans, the Farmer Bros. Co Amended and Restated 2007 Long-Term Incentive Plan, and its predecessor plan, the Farmer Bros. Co. 2007 Omnibus Plan (together, the “Prior Plans”). If the 2017 Plan is approved by our stockholders and becomes effective, no further awards will be granted under the Prior Plans and the shares that remain available for future grants under the Prior Plans will not be transferred to the 2017 Plan. The share reserve under the Prior Plans has nearly been exhausted and the Prior Plans will expire in accordance with their terms in 2017. If we do not obtain approval of the 2017 Plan, then once we exhaust the share reserve under the Prior Plans or once the Prior Plans expire (if earlier), we will lose access to an important compensation tool that is key to our ability to attract, motivate, reward, and retain our key employees and directors.

Key Reasons Why You Should Vote to Approve the 2017 Plan

Our Board recommends that you approve the 2017 Plan for the following reasons:

•	Recruitment and Retention. The 2017 Plan will enable us to attract, retain, motivate and reward our key employees consistent with market practice.

•	Alignment with Stockholder Interests and Pay-for-Performance. Equity and equity-linked awards serve to align the interests of our key employees with those of our stockholders, focus our key employees on driving stockholder value accretion, and further link pay with performance.

•	Competitive Advantage. We view equity and equity-linked awards as a crucial component of our compensation program, which enable us to remain competitive within our industry in attracting and retaining key talent, as equity-based compensation for executives is customary among public companies.

•	Reasonable Share Reserve. We are seeking to reserve a number of shares for issuance pursuant to the 2017 Plan that we believe is reasonable and that we estimate would be sufficient to accommodate approximately three to four annual grant cycles based on our historical grant practices.

Key Features of the 2017 Plan

We believe that the 2017 Plan reflects a broad range of compensation and governance best practices, with some of the key features of the 2017 Plan as follows:

•	No Liberal Share Recycling. The share pool under the 2017 Plan is not subject to liberal share “recycling” provisions, meaning (among other things) that shares used to pay the exercise price of stock options, and shares tendered or withheld to satisfy tax withholding obligations with respect to an award, do not again become available for grant.

•	No “Reload” Stock Options. The 2017 Plan does not permit grants of stock options with a “reload” feature that would provide for additional stock options to be granted automatically to a participant upon the participant’s exercise of previously-granted stock options.

•	Minimum Vesting Requirements. No award may vest prior to the first anniversary of the applicable grant date, subject to limited exceptions.

•	No Dividend Payments on Unvested Awards. Dividends and dividend equivalents in respect of unvested awards are not paid unless and until such awards vest.

•	Director Grant Limit. A grant-date fair value limit of $300,000 per year will apply to awards to non-employee directors. Additional annual award limits will also apply for other participants. For additional information, see the discussion below under “Description of the 2017 Plan—Limitation on Awards and Shares Available.”

•	No Repricing or Replacement of Options or Stock Appreciation Rights (“SARs”). Awards under the 2017 Plan may not be repriced, replaced or re-granted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares under the award. Cash buyouts of underwater awards are not permitted.

•	No In-the-Money Option or SAR Grants. The 2017 Plan prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our Common Stock on the date of grant.

•	No “Evergreen” Provision. The total number of shares of Common Stock that may be issued under the 2017 Plan is limited to the share reserve that is subject to stockholder approval. That is, the 2017 Plan does not include an automatic share replenishment provision (also known as an “evergreen” provision).

•	No Increase to Shares Available for Issuance without Stockholder Approval. The 2017 Plan prohibits any increase in the total number of shares of Common Stock that may be issued under the 2017 Plan without stockholder approval, other than adjustments in connection with certain corporate reorganizations, changes in capitalization and other events, as described below.

•	No Single-Trigger Accelerated Vesting; No Gross-Ups. Under the 2017 Plan, there is no single-trigger accelerated vesting in connection with a change in control in which the acquirer assumes, continues, converts or replaces outstanding awards. Further, the 2017 Plan does not provide for excise tax gross-ups.

•	Clawback Policies. Awards made under the 2017 Plan will be subject to recoupment or clawback to the extent required to comply with applicable laws or any applicable Company clawback policy.

Share Reserve

In its determination to approve the 2017 Plan, the Board sought to ensure that the Company would have an available pool of shares from which to grant long-term equity and equity-linked incentive awards for a reasonable period of time into the future. The Board believes these awards serve a key incentive and retention mechanism for the Company’s key employees and directors. However, the Board is mindful of its responsibility to our stockholders to exercise judgment in granting equity and equity-linked awards and seeks to proactively manage dilution.

In determining the share reserve under the 2017 Plan, the Board reviewed the Compensation Committee’s recommendations, which were made in consideration of information and analysis prepared by Meridian Compensation Partners, LLC, the Compensation Committee’s independent compensation consultant (“Meridian”). Specifically, the Compensation Committee considered the following:

•	Overhang. The Compensation Committee considered the potential dilution from outstanding and future potential equity awards (“overhang”) both in absolute terms and relative to industry peers. At the end of fiscal 2016, approximately 683,877 shares were subject to outstanding awards under the Prior Plans or remained available for future grants of awards under the Prior Plans, which represented approximately 4.11% of our fully diluted common shares outstanding, or our overhang percentage. Total overhang as of the end of the third quarter in fiscal 2017 is approximately 3.65%. If our stockholders approve the 2017 Plan, the 900,000 shares proposed to be reserved for issuance under the 2017 Plan would increase our overhang percentage by 5.60% to approximately 9.25% total.

•	Burn Rate. The Company’s three-year average burn rate for 2014 through 2016 is 0.9363%, which is in line with, or below, customary levels for our industry.

•	Share Usage. If the 2017 Plan is approved, we estimate that the shares reserved for issuance thereunder would be sufficient for approximately three to four years of awards, assuming we grant awards consistent with our current projections. Of course, we cannot predict future share usage with certainty, and circumstances may change and require us to reevaluate and modify our equity grant practices. However, based on the foregoing, we expect that we would not require an additional increase to the share reserve under the 2017 Plan until 2020 or 2021 (primarily dependent on award levels and hiring activity during the next few years, as well as terminations and forfeitures), noting again that this timeline is an estimate and the share reserve under the 2017 Plan could actually last for a longer or shorter period of time, depending on future circumstances, which we cannot predict with certainty at this time.

In light of the factors described above, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve under the 2017 Plan is reasonable and appropriate at this time.

Stockholder Approval Requirement

Stockholder approval of the 2017 Plan is necessary in order for us to (1) meet the stockholder approval requirements of NASDAQ, (2) preserve the tax deductibility of certain awards granted under the 2017 Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (3) retain the ability to grant incentive stock options (“ISOs”).

Specifically, approval of the 2017 Plan will constitute approval of the material terms of the performance goals that may apply to awards granted under the 2017 Plan pursuant to the stockholder approval requirements of Section 162(m) of the Code, which will enable (but not require) us to award “qualified performance-based compensation” (“QPBC”) within the meaning of Section 162(m) of the Code (discussed immediately below) through our 2022 annual meeting of stockholders, thus preserving the deductibility of any such awards for federal income tax purposes. In addition, approval of the 2017 Plan will constitute approval pursuant to the stockholder approval requirements of Section 422 of the Code relating to ISOs.

Section 162(m) of the Code

Section 162(m) of the Code generally imposes a $1,000,000 cap on the compensation deduction that a public company may take in respect of compensation paid to its “covered employees” (which includes its chief executive officer and its next three most highly compensated employees other than its chief financial officer). Compensation includes (but is not limited to): cash compensation; ordinary income arising from the exercise of stock options that are nonqualified stock options, SARs, restricted stock awards, and restricted stock units (“RSUs”); ordinary income arising from disqualifying dispositions of stock options that were granted as ISOs; and ordinary income arising from stock bonuses and performance awards conferred in cash or shares. However, if compensation paid to a covered employee qualifies as QPBC for purposes of Section 162(m) of the Code, we may deduct it for federal income tax purposes even if such covered employee’s compensation exceeds $1,000,000 in the relevant year. The 2017 Plan permits our Compensation Committee to grant awards that are intended to qualify as QPBC within the meaning of Section 162(m) of the Code. To allow our Compensation Committee to grant such awards, and for the Company to benefit from a corresponding tax deduction, we must receive stockholder approval of the material terms, share limits, performance award dollar limit, and performance criteria of the 2017 Plan.

Because of the fact-based nature of the QPBC exception under Section 162(m) of the Code, and the limited availability of formal guidance thereunder, we cannot guarantee that any awards under the 2017 Plan intended to qualify as QPBC under Section 162(m) of the Code will actually receive this treatment. However, the 2017 Plan is structured with the intention that our Compensation Committee will have the discretion to grant awards under the 2017 Plan that would qualify as QPBC and be fully deductible if stockholder approval is obtained of the material terms, share limits, performance award dollar limit, and performance criteria under the 2017 Plan. The effectiveness of the 2017 Plan is subject to stockholder approval. As such, if stockholder approval of the 2017 Plan is not obtained, we will not make any grants under the 2017 Plan (including to our “covered employees” as defined in Section 162(m) of the Code).

Description of the 2017 Plan

The following sets forth a description of the material terms of the 2017 Plan. The following summary is qualified in its entirety by reference to the full text of the 2017 Plan attached hereto as Appendix B.

Limitation on Awards and Shares Available

The aggregate number of shares of our Common Stock available for issuance pursuant to awards granted under the 2017 Plan is the sum of (i) 900,000 shares, plus (ii) the number of shares of our Common Stock subject to awards under either of the Prior Plans that are outstanding as of the effective date of the 2017 Plan and that expire or are forfeited, cancelled or similarly lapse following adoption of the 2017 Plan. Shares granted under the 2017 Plan may be authorized but unissued shares, shares purchased in the open market or treasury shares. If an award under the 2017 Plan is forfeited, expires, lapses, is terminated, surrendered, repurchased, canceled without having been fully exercised, or is settled for cash (including shares of restricted stock that are repurchased by the Company during the restricted period applicable to such shares at or below the price paid by the holder), any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2017 Plan. The following shares will not be added back to the shares available for grant under the 2017 Plan:

•	shares tendered by a holder or withheld by the Company in payment of the exercise price of an option or SAR granted under the 2017 Plan or the Prior Plans;

•	shares tendered by the holder or withheld by the Company to satisfy any tax withholding obligation with respect to an award granted under the 2017 Plan or the Prior Plans;

•	shares subject to a SAR granted under the 2017 Plan or under the Prior Plans that are not issued in connection with the settlement of the SAR on exercise of the SAR with respect to such shares; and

•	shares purchased on the open market with the cash proceeds from the exercise of options granted under the 2017 Plan or under the Prior Plans.

Awards granted under the 2017 Plan upon the assumption of awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the 2017 Plan to the extent that grants of awards using such authorized shares are (i) permitted without stockholder approval under the rules of the principal securities exchange on which our Common Stock is then listed and (ii) made to individuals who were not employed by or providing services to the Company or its subsidiaries immediately prior to such transaction. Notwithstanding the foregoing, shares acquired by the exercise of substitute ISOs will count against the shares available for issuance, pursuant to the exercise of ISOs under the 2017 Plan.

The maximum aggregate number of shares with respect to all options and SARs that may be granted to any one person during any calendar year will be 250,000 shares. The maximum number of shares with respect to all awards of restricted stock, RSUs, performance shares and other stock or cash based awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and are denominated in shares that may be granted to any one person during any calendar year will be 250,000 shares. The maximum aggregate amount that may become payable in cash, shares or any combination thereof pursuant to all performance bonus awards that may be granted to any one person during any calendar year will be $5,000,000. The sum of the grant date fair value of all equity-based awards and the maximum amount that may become payable pursuant to all cash-based awards that may be granted to any one non-employee director pursuant to the 2017 Plan during any one calendar year will not exceed $300,000.

Administration

The 2017 Plan will be administered by our Board, which may delegate its duties and responsibilities to committees of our directors and/or officers (our Board and such committees, the “plan administrator”), subject to certain limitations that may be imposed under Section 162(m) of the Code, Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The plan administrator will have the authority to take all actions and make all determinations under the 2017 Plan, to interpret the 2017 Plan and to adopt, amend and repeal administrative rules, guidelines and practices as it deems advisable. The Board may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the 2017 Plan or any award granted thereunder. The Board’s determinations under the 2017 Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the 2017 Plan or any award granted thereunder.

Eligibility

The 2017 Plan provides that awards other than ISOs may be granted to any of our officers, employees or directors or to any officers, employees or directors of our subsidiaries, and that ISOs may only be granted to our officers and employees or to officers or employees of our subsidiaries. However, based on historic compensation practices, we have generally granted equity- or equity-linked awards only to our non-employee directors, to certain employees and officers at or above the level of Vice President and to a very limited number of employees below the level of Vice President. Based on these grant practices, approximately 30 employees and six non-employee directors would currently be selected as persons eligible to receive awards under the 2017 Plan; however, these numbers are subject to change based on our organizational structure and operational requirements.

Minimum Vesting

Under the 2017 Plan, awards may generally not vest earlier than the date that is one year following the grant date of the award. However, the issuance of awards in an aggregate of up to 5% of the shares available for grant under the 2017 Plan may be granted without respect to the minimum vesting provisions. Further, the plan administrator may elect to waive the vesting restrictions upon the participant’s termination of service due to death or disability, upon the participant’s termination of service other than for cause, or upon a change in control.

Awards

The 2017 Plan provides that the plan administrator may grant or issue options, including ISOs and non-qualified stock options (“NSOs”), SARs, restricted stock, RSUs, dividend equivalents and other stock-based and cash-based awards to eligible participants. Awards other than cash awards generally will be settled in shares of our Common Stock, but the plan administrator may provide for cash settlement of any award. Each award will be evidenced by an award agreement, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations, and in the case of an option, will be designated as either an ISO or NSO. A brief description of each award type follows.

Stock Options

Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. The 2017 Plan provides for the grant of ISOs under the federal tax laws or NSOs. ISOs may be granted only to employees, and NSOs may be granted to employees or directors. The term of a stock option may not be longer than ten years. The exercise price of options will be determined by the plan administrator, provided that the exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant, except with respect to certain substitute options granted in connection with a corporate transaction. Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.

Stock Appreciation Rights

SARs entitle their holder, upon exercise, to receive from us an amount equal to the difference between the fair market value of the shares subject to the SAR on the exercise date and the exercise price of the SAR. Each SAR will be governed by a stock appreciation right agreement and may be granted in connection with stock options or other awards, or separately. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions.

Restricted Stock and Restricted Stock Units

Restricted stock is an award of nontransferable shares of our Common Stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. Vesting conditions applicable to restricted stock and RSUs may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. Holders of restricted stock, unlike recipients of other equity awards, will have the right to receive accumulated dividends, if any, with respect to the period prior to the time when the restrictions lapse. However, such dividends will not be paid until and to the extent that the underlying awards vest.

Dividend Equivalents

Dividend equivalents represent the right to receive the equivalent value of the dividends, if any, per share paid by us on shares of Common Stock, and may be granted alone or in tandem with awards other than stock options or SARs, except that dividend equivalents with respect to awards that are not vested at the time the underlying dividend is paid will be accumulated subject to vesting to the same extent as the related award, and will be paid at the same time as the applicable award vests.

Other Stock or Cash-Based Awards

Subject to the provisions of the 2017 Plan, the plan administrator will determine the terms and conditions of each other stock or cash-based award, including the term of the award, any exercise or purchase price, performance goals, transfer restrictions, vesting conditions and other terms and conditions. Other stock or cash-based awards may be paid in cash, shares of our Common Stock, or a combination of cash and shares of our Common Stock, as determined by the plan administrator, and may be available as a form of payment in the settlement of other awards granted under the 2017 Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an individual is otherwise entitled. Other stock or cash-based awards that are eligible to receive dividends (if any) are not entitled to receive a distribution of dividends with respect to such awards or any shares covered by such awards unless, until and to the extent that the underlying awards vest and become non-forfeitable.

Performance-Based Compensation

The plan administrator will determine whether awards granted under the 2017 Plan are intended to constitute QPBC within the meaning of Section 162(m) of the Code, in which case the performance criteria applicable to the award will be selected from the list below in accordance with the requirements of Section 162(m) of the Code. These performance criteria may also be used with respect to awards that are not intended to constitute QPBC. Section 162(m) of the Code generally imposes a $1,000,000 cap on the compensation deduction that a public company may take in respect of compensation paid to its “covered employees” (which includes its chief executive officer and its next three most highly compensated employees other than its chief financial officer), but excludes from the calculation of amounts subject to this limitation any amounts that constitute QPBC. In addition, the Company may issue awards that are not intended to constitute QPBC even if such awards might be non-deductible as a result of Section 162(m) of the Code.

In order to constitute QPBC under Section 162(m) of the Code, in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by the Compensation Committee and linked to stockholder-approved performance criteria. For purposes of the 2017 Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC, and may be used in setting performance goals applicable to other performance awards: (i) net earnings or losses (either before or after one or more of the following: interest, taxes, depreciation, amortization and non-cash equity-based compensation expense), (ii) gross or net sales revenue or sales or revenue growth, (iii) gross or net organic sales volume or organic sales volume growth, (iv) net income (either before or after taxes) or adjusted net income, (v) sales related goals, (vi) sales from one or more products (or categories of products) as a percentage of total sales or revenue, (vii) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating profit margin, (viii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus), (ix) cash on hand, (x) cash flow (including operating cash flow and free cash flow or cash flow return on capital), (xi) return on assets, asset growth or asset turnover, (xii) return on capital or invested capital, (xiii) cost of capital, (xiv) return on stockholders’ equity, (xv) total stockholder return, (xvi) costs, reductions in costs and cost control measures, (xvii) expense management, (xviii) working capital, (xix) net earnings per share, (xx) adjusted net earnings per share, (xxi) price per share or dividends per share (or appreciation in or maintenance of such price or dividends), (xxii) regulatory achievements or compliance, (xxiii) implementation, completion or attainment of objectives relating to systems, research, development, regulatory, commercial or strategic milestones or developments, (xxiv) market share, (xxv) economic value or economic value added models, (xxvi) division, group or corporate financial goals, (xxvii) customer satisfaction/growth, (xxviii) customer service, (xxix) employee satisfaction, (xxx) effective recruitment and retention of personnel, (xxxi) succession plan development and implementation, (xxxii) human resources management, (xxxiii) supervision of litigation and other legal matters, (xxxiv) strategic partnerships and transactions, (xxxv) financial ratios (including those measuring liquidity, activity, profitability or leverage), (xxxvi) debt levels or reductions and financial risk management, (xxxvii) financing and other capital raising transactions, (xxxviii) acquisition activity, (xxxix) investment sourcing activity, (xl) marketing initiatives, (xli) safety enhancement, (xlii) improved product quality, (xliii) expansion of product lines, (xliv) creation of operating efficiencies and/or (xlv) geographic expansion, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The 2017 Plan also permits the plan administrator to provide for objectively determinable adjustments to the applicable performance criteria, with any such adjustments to reflect the inclusion or exclusion of the impact of an event or occurrence which the plan administrator determines should appropriately be included or excluded, including (a) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (b) asset sales or write-downs; (c) litigation or claim judgments or settlements; (d) acquisitions or divestitures; (e) reorganization or change in the corporate structure or capital structure of the Company; (f) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management; (g) foreign exchange gains and losses; (h) a change in the fiscal year of the Company; (i) the refinancing or repurchase of bank loans or debt securities; (j) unbudgeted capital expenditures; (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (l) conversion of some or all of convertible securities to common stock; (m) any business interruption event; (n) changes in pricing; (o) changes in foreign currency exchange rates; (p) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles; (q) gains and losses that are treated as unusual in nature or that occur infrequently under Accounting Standards Codification Topic 225; or (r) the effect of changes in other laws or regulatory rules affecting reported results.

To the extent an award is intended to qualify as QPBC, the plan administrator with respect to such award will be a committee composed solely of two or more directors, each of whom is intended to be an “outside director” within the meaning of Section 162(m). However, a committee member’s failure to qualify as an “outside director” within the meaning of Section 162(m) will not invalidate any award granted by such committee that is otherwise validly granted under the 2017 Plan.

Transferability of Awards

Except as otherwise authorized by the plan administrator for awards other than ISOs, awards are transferable only by will and the laws of descent and distribution or, subject to the plan administrator’s consent, pursuant to a domestic relations order. The participant may designate one or more beneficiaries in the event of death in such manner as the Company determines. Any permitted transfer of an award under the 2017 Plan will be without consideration, except as required by applicable law.

Changes in Capitalization; Corporate Transactions

In the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations, other corporate transactions, other unusual or nonrecurring transactions or events affecting the Company or its financial statements, or any change in applicable law or accounting principles, the plan administrator has broad discretion to take action under the 2017 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits, to facilitate such transactions or events, including providing for the cash-out, assumption, substitution, accelerated vesting or termination of awards, or to give effect to such changes in applicable law or accounting principles. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2017 Plan and outstanding awards.

Change in Control

In the event of a change in control of the Company (as defined in the 2017 Plan), outstanding awards under the 2017 Plan may be continued, converted, assumed or replaced by the acquirer. If the acquirer declines to provide for any of the foregoing alternatives, then awards which would otherwise lapse as a result will instead become fully vested and, as applicable, exercisable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such change in control. However, any such awards that are subject to performance-based vesting will vest based on the greater of (i) target performance pro-rated based on the number of days elapsed in the applicable performance period through the date of the change in control over the total number of days in the applicable performance period or (ii) actual performance through the date of the change in control with the applicable performance goals, to the extent possible, adjusted to reflect the truncated performance period.

Foreign Participants, Claw-Back Provisions Withholding

The plan administrator may modify award terms or establish sub-plans or procedures under the 2017 Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters. All awards will be subject to the provisions of any claw-back policy implemented by the Company to the extent set forth in such claw-back policy and/or in the applicable award agreement and/or to the extent required to comply with applicable law. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2017 Plan, the plan administrator may, in its discretion, accept cash, wire or check, shares of our Common Stock that meet specified conditions, a “market sell order,” delivery of a promissory note or such other lawful consideration as the plan administrator deems suitable.

Amendment; Termination

Our Board may amend, suspend or terminate the 2017 Plan at any time, provided that, subject to certain exceptions set forth in the 2017 Plan, no amendment, suspension or termination will, without the consent of the holder, materially and adversely affect any rights or obligations under any award previously granted, unless the award itself otherwise expressly so provides. In addition, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the 2017 Plan or the award limits or director limits under the 2017 Plan, “reprices” any stock option or SAR, or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2017 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options

A participant receiving NSOs under the 2017 Plan should not recognize income for federal income tax purposes on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. The employer generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Incentive Stock Options

A participant receiving ISOs under the 2017 Plan should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price may constitute an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss

(in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction in respect of the ISO. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. The employer is not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

Restricted Stock

If the restrictions on an award of shares of restricted stock are sufficient to constitute a substantial risk of forfeiture and cause the shares not to be freely transferable (each within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (each within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is timely made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less any amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

If the restrictions on an award of restricted stock do not cause the shares to be both subject to a substantial risk of forfeiture and not freely transferable (each within the meaning of Section 83 of the Code), the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

Restricted Stock Units

There are no federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock to be transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. If RSUs are structured in a manner that constitutes “deferred compensation” for federal income tax purposes, then applicable employment taxes will become due and will be withheld in the year that the RSUs vest, while income tax withholding will still occur in the year in which cash or shares are paid to the participant in satisfaction of the RSUs.

Dividend Equivalents

Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Other Stock or Cash-Based Awards

Generally, cash awards and other stock awards are subject to tax at the time of payment. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Excess Parachute Payments

Section 280G of the Code limits the deduction that an employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Grants of awards in relative proximity to a change in ownership or control of the Company or its affiliates and/or accelerated vesting or payment of awards in connection with such a change in ownership or control could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof. The 2017 Plan does not provide for any excise tax gross-ups.

Section 162(m) of the Code

Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to “covered employees” in a taxable year to the extent that compensation paid to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2017 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

The deduction limitation under Section 162(m) of the Code does not apply to “qualified performance-based compensation.” In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code requires, among other things, that: (i) the compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals, (ii) the performance goals must be established by a Compensation Committee comprised of two or more “outside directors,” (iii) the material terms of the performance goals under which the compensation is to be paid must be disclosed to and approved by the shareholders and (iv) the Compensation Committee of “outside directors” must certify that the performance goals have indeed been met prior to payment.

Section 162(m) of the Code contains a special rule for stock options and SARs which provides that stock options and SARs will satisfy the “qualified performance-based compensation” exemption if (i) the awards are made by a Compensation Committee comprised of “outside directors,” (ii) the plan sets the maximum number of shares that can be granted to any person within a specified period, and (iii) the compensation is based solely on an increase in the stock price after the grant date.

The 2017 Plan has been designed to permit the grant of awards intended to qualify as “qualified performance-based compensation.”

If the 2017 Plan is approved by our stockholders, our Compensation Committee may, but is not obligated to, grant awards under the 2017 Plan that constitute “qualified performance-based compensation” under Section 162(m) of the Code.

Section 409A of the Code

Certain types of awards under the 2017 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are met, holders of awards subject to Section 409A of the Code may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment or exercise) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the 2017 Plan and awards granted under the 2017 Plan are intended to be structured and interpreted in a manner that either complies with or is exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2017 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

No awards will be granted pursuant to the 2017 Plan unless and until it is approved by the Company’s stockholders. In addition, awards under the 2017 Plan are subject to the discretion of the plan administrator, and the amount of awards or benefits to be received by any individual under the 2017 Plan is therefore not determinable.

Required Vote for Approval and Recommendation of the Board of Directors

You may vote for or against this proposal or you may abstain from voting. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Special Meeting is required to approve the 2017 Plan. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the vote outcome.

The Board believes that approving the 2017 Plan is in the best interest of our stockholders. In particular, approving the 2017 Plan will enable the Company to provide equity incentives to directors, executive officers and other employees beyond the limited share reserve remaining under the Prior Plans and following the exhaustion of the share reserve of the Prior Plans, aligning compensation with stockholder value creation, and thereby helping the Company grow and our share price to increase over time. The Board believes that the effective use of equity-based long-term incentive compensation has been integral to the Company’s success in the past, and that a continued link between participants’ pay and stockholder returns will be vital to its ability to achieve continued strong performance and stockholder return in the future.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE APPROVAL OF THE FARMER BROS. CO. 2017 LONG-TERM INCENTIVE PLAN.

Due to the fact that Proposal No. 2 relates to a compensation plan in which our executive officers and directors will participate, the Company is required under Item 8 of Schedule 14A to furnish executive compensation information required by Item 402 of Regulation S-K and certain paragraphs of Item 407 of Regulation S-K related to our last completed fiscal year ended June 30, 2016. As such, below is the Compensation Discussion and Analysis section and related compensation tables that were included in our Proxy Statement dated October 27, 2016.

The following discussion and analysis of compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, as well as considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned compensation programs as summarized in this discussion.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our executive compensation philosophy, objectives, and programs, the decisions made under those programs and factors considered by our Compensation Committee in fiscal 2016 with respect to the compensation of our Named Executive Officers.

Fiscal 2016 Named Executive Officers

In fiscal 2016, our named executive officers consisted of five current executive officers and one former executive officer as set forth in the table below (our “Named Executive Officers”):

Current Executive Officers Included Among Fiscal 2016 Named Executive Officers	Former Executive Officer Included Among Fiscal 2016 Named Executive Officers

Michael H. Keown President and Chief Executive Officer	Mark J. Nelson(1) Former Treasurer and Chief Financial Officer
Isaac N. Johnston, Jr. Treasurer and Chief Financial Officer
Scott W. Bixby Senior Vice President, General Manager Direct Store Delivery
Barry C. Fischetto Senior Vice President of Operations
Thomas J. Mattei, Jr. General Counsel and Assistant Secretary

(1)	Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his amended employment agreement.

Executive Summary

Our executive compensation programs are designed to attract, retain and motivate talented executives, to reward positive results for the Company and our stockholders, and to motivate executives to achieve our short-term and long-term goals by emphasizing “at risk” performance-based compensation in balance with fixed compensation. We believe that this structure appropriately focuses our executive officers on the creation of long-term value without creating undue risk-taking behavior.

Our Compensation Committee evaluates Company performance for compensatory purposes in two primary ways: (i) modified net income and (2) modified operating cash flow. In fiscal 2016, we showed strong performance against our target modified net income and modified operating cash flow goals, with our modified net income exceeding target by 12.8% and our modified operating cash flow exceeding target by 20.6%. Our Compensation Committee made its fiscal 2016 cash incentive decisions with respect to our Named Executive Officers taking into account each of: (i) our achievement during fiscal 2016 with respect to the pre-established measures and goals under our annual cash incentive plan, and (ii) the individual performance of our Named Executive Officers and their contributions to our strong performance and towards the execution of our plan to relocate the Company’s headquarters to Northlake, Texas.

Our history of delivering sustained returns to stockholders continued in fiscal 2016. The chart below shows that our cumulative three-year Total Shareholder Return (“TSR”) has continued to grow year-over-year in fiscal 2016 and that our cumulative three-year TSR has continued to outperform our peer group (made up of our peer group companies, described below) as well as small-cap publicly-traded companies in the Russell 2000.

3-Year Cumulative TSR as of June 30, 2014, 2015 and 2016

Compensation Policies and Practices - Good Governance

Consistent with our commitment to strong corporate governance, in fiscal 2016 our Board followed the compensation policies and practices described below to drive performance and serve our stockholders’ long-term interests:

What We Do

Our Compensation Committee is composed solely of independent directors, and regularly meets in executive session without members of management present.

Our Compensation Committee retains an independent compensation consultant to provide it with advice on matters related to executive compensation.

Our Compensation Committee periodically reviews and assesses the potential risks of our compensation policies and practices.

The structure of our executive compensation program includes a mix of cash and equity-based compensation, with an emphasis on performance-based compensation.

The competitiveness of our executive compensation program is assessed by comparison to the compensation programs of peer group companies that are similar to us in terms of industry, annual revenue, significant founding family share ownership and/or other business characteristics.

Our claw-back policy requires the Board to recoup certain incentive compensation in the event of a material restatement of the Company’s financial results due to fraud or misconduct.

We maintain meaningful stock ownership guidelines for directors and executive officers that promote a long-term stockholder perspective.

What We Do Not Do

We do not provide for excise tax gross-ups in connection with severance or other payments or benefits arising in connection with a change in control.

We do not provide for “single trigger” change in control payments or benefits.

We do not provide guaranteed base salary increases or guaranteed bonuses.

We do not provide supplemental pension (“SERP”) benefits to our Named Executive Officers.

We do not provide excessive perquisites.

We do not permit (absent stockholder approval in the case of repricing/exchanging), and have not engaged in, the practice of backdating or re-pricing/exchanging stock options.

We do not allow directors or executive officers to hedge or short sell Company stock.

We do not allow directors or executive officers to pledge shares as collateral for a loan or in a margin account.

Fiscal 2016 Stockholder Advisory Vote on Executive Compensation and Key Compensation Program Enhancements

In December 2015, we held a stockholder advisory vote to approve the compensation of our named executive officers (the “say-on-pay proposal”). Our stockholders approved the compensation of our named executive officers, with approximately 60% of the shares present or represented by proxy at the 2015 Annual Meeting and entitled to vote thereat, casting votes in favor of the say-on-pay proposal. While this represented a decrease in stockholder support compared to the prior year’s advisory vote results, our say-on-pay proposal has continued to receive the approval of more than a majority of our stockholders at each annual stockholder meeting since the proposal was first included at our 2011 Annual Meeting. Moreover, the voting results with respect to the fiscal 2015 say-on-pay proposal reflected the responses of a group of stockholders, led by Ms. Waite, that has a stated agenda to oppose the proposals recommended by the Board, including the say-on-pay proposal, without regard to substance. If the votes of this stockholder group are disregarded, approximately 79% of the shares entitled to vote at the 2015 Annual Meeting cast votes in favor of the say-on-pay proposal.

The Compensation Committee reviews the results of the annual vote on the say-on-pay proposal, and determines whether to make any adjustments to the Company’s executive compensation policies and practices. In an effort to gain even broader approval of our executive compensation practices, during fiscal 2016, the Compensation Committee made the following enhancements to the executive compensation programs and practices for fiscal 2016:

•	engaged a new independent compensation consultant;

•	increased stock ownership requirements under the stock ownership guidelines for executive officers, which also includes holding all net shares earned through equity incentive plans until ownership minimums are met;

•	modified the peer group to reflect companies that are more similar in industry, annual revenue, significant founding family share ownership and other business characteristics;

•	held the base salary and target annual cash incentive opportunity of our President and Chief Executive Officer flat relative to fiscal 2015;

•	continued to include performance-based vesting conditions in annual equity awards, subject to re-evaluated and more rigorous performance metrics for the fiscal 2016 grant;

•	reduced the amount of annual cash bonus that can be earned for achieving threshold performance;

•	rigorously analyzed the Farmer Bros. Co. 2005 Incentive Compensation Plan, as amended (the “STIP”) design and determined that the overall plan design is generally effectively aligned with our compensation philosophy and business objectives;

•	commenced examining potential long-term incentive award design changes with respect to future awards, to continue to align long-term incentive awards with Company strategic goals; and

•	initiated review of potential long-term incentive plan design changes, including the potential for a successor plan to replace the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan (the “LTIP”) when it expires in 2017, to even further align with market-competitive practices while allowing for efficient use of shares in the plan.

The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for the named executive officers. In addition, when determining how often to hold future say-on-pay votes to approve the compensation of our named executive officers, the Board took into account the strong preference for an annual vote expressed by our stockholders at our 2011 Annual Meeting. Accordingly, the Board determined that we will continue to hold say-on-pay votes to approve the compensation of our named executive officers every year.

Fiscal 2016 Executive Compensation Philosophy and Objectives

Our Compensation Committee recognizes that effective compensation strategies are critical to retaining and incentivizing key employees who contribute to the Company’s long-term success and, as such, create long-term value for our stockholders. To that end, our fiscal 2016 executive compensation program was designed to achieve the following primary objectives:

•	attract, retain and motivate talented executives;

•	motivate executive officers to achieve our short-term and long-term goals by providing “at risk” compensation, the value of which is ultimately based on our future performance, without creating undue risk-taking behavior;

•	reward positive results for the Company and our stockholders; and

•	maintain total compensation and relative amounts of salary, annual, and long-term incentive compensation competitive with those amounts paid by peer companies selected by the Compensation Committee.

Oversight of the Executive Compensation Program

Compensation Committee

Under its charter, the Compensation Committee has the duty, among other things, to assess the overall executive compensation structure of the Company, including the compensation for our President and Chief Executive Officer and each of our other executive officers. In exercising this authority, the Compensation Committee determines the forms and amount of executive compensation appropriate to achieve the Compensation Committee’s strategic objectives, including base salary, bonus, incentive or performance-based compensation, equity awards and other benefits.

Compensation Consultant

The Compensation Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In fiscal 2016, the Compensation Committee engaged Meridian for, (i) with respect to the Compensation Committee, advisory and consulting services relating to the Company’s executive officer and director compensation programs (including selection of a peer group for purposes of comparing compensation levels relative to our peers), consultation regarding short-term and long-term incentive plan design, and consultation regarding corporate governance practices and general Compensation Committee matters and processes, and (ii) with respect to the Nominating and Corporate Governance Committee, consultation regarding processes related to officer succession planning and performance assessment with respect to our President and Chief Executive Officer.

Meridian provided no other services to the Company or its affiliates during fiscal 2016 other than as described above. The Compensation Committee has determined that Meridian is “independent” according to the criteria required by the SEC in Rule 10C-1 of the Exchange Act.

Management’s Role in Establishing Compensation

The compensation of the executive officers is determined by the Compensation Committee, taking into account the input and recommendations of our President and Chief Executive Officer regarding compensation for those executive officers reporting to him, and taking into account the input and recommendations of the Nominating and Corporate Governance Committee regarding compensation of our President and Chief Executive Officer. Our President and Chief Executive Officer may also make a recommendation to the Compensation Committee with respect to his compensation; however the Compensation Committee, after receiving the input and recommendations of the Nominating and Corporate Governance Committee, has sole authority for all final compensation determinations regarding our President and Chief Executive Officer. Our President and Chief Executive Officer, Chief Financial Officer and General Counsel routinely attend the meetings of the Compensation Committee to provide input, as requested by the Compensation Committee and, in the case of the General Counsel, to act as secretary for the meeting; however, no executive officer has any role in approving his or her own compensation, and neither our President and Chief Executive Officer nor any other executive officer is present during the portion of the meeting at which the Compensation Committee considers his or her own compensation.

Benchmarking and Peer Group Companies

The Compensation Committee compares the pay levels and programs for the Company’s executive officers to compensation information from a relevant peer group as well as information from published survey sources. The Compensation Committee uses this comparative data as a reference point in its review and determination of executive compensation, but also considers competitive compensation practices and other relevant factors based on the members’ collective experience in setting pay. Accordingly, the Compensation Committee does not generally establish compensation at specific benchmark percentiles.

When setting compensation, the Compensation Committee considers other factors in addition to market data, including:

•	individual performance;

•	impact on long-term stockholder value creation;

•	impact on development and execution of Company strategy;

•	experience and tenure in role; and

•	scope of responsibility.

For fiscal 2016, the Compensation Committee, with the assistance of Meridian, developed and approved the following revised peer group for purposes of comparing the compensation levels of our Named Executive Officers relative to our peers:

• B&G Foods, Inc.	• J & J Snack Foods Corp.
• Boston Beer Company, Inc.	• Lancaster Colony Corporation
• Boulder Brands, Inc.	• MGP Ingredients Inc.
• Calavo Growers, Inc.	• National Beverage Corp.
• Cal-Maine Foods, Inc.	• Omega Protein Corp.
• Chef’s Warehouse Inc.	• John B. Sanfilippo & Son, Inc.
• Craft Brew Alliance Inc.	• Seneca Foods Corp.
• Diamond Foods, Inc.	• Sunopta Inc.
• Inventure Foods Inc.	• Tootsie Roll Industries, LLC

The Compensation Committee found this peer group to be appropriate because it represented a meaningful sample of comparable companies in terms of, as applicable, industry, annual revenue, significant founding family share ownership and other business characteristics.

Fiscal 2016 Named Executive Officer Compensation Mix

In fiscal 2016, the Compensation Committee’s compensation decisions with respect to our Named Executive Officers once again reflected strong alignment between pay and performance. We believe that our fiscal 2016 compensation programs were therefore also strongly aligned with the long-term interests of our stockholders.

The following charts illustrate, with respect to our Chief Executive Officer and with respect to our other Named Executive Officers as a group, the base salary, target annual cash incentive compensation, and target long-term equity incentive compensation as a percentage of his target total direct compensation for fiscal 2016. As shown below, a significant portion of Named Executive Officer targeted direct compensation is “at risk” variable compensation rather than fixed compensation, reflecting our philosophy of aligning Named Executive Officer compensation with performance generally and stockholder value creation specifically.

* Mr. Keown’s long-term incentives in the above chart reflect the targeted grant date fair value of Mr. Keown’s long-term incentive awards rather than the reported grant date fair value of stock option awards shown in the Summary Compensation Table below (which Summary Compensation Table value does not reflect the voiding of a portion of Mr. Keown’s long-term incentive award in fiscal 2016, as discussed below under the heading “— Correction of Prior Equity Awards”).

Key Elements of Fiscal 2016 Executive Compensation Program

Below are the key elements of the Company’s executive compensation program. While we believe that the components of our compensation program function together to support our recruitment, retention, performance and stockholder alignment goals, the principal purposes of each component of the program are as follows:

What We Pay	Why and How We Pay It

Base Salary

•       Base salary comprises fixed cash compensation that is designed to provide a reasonable level of fixed income and corresponding day-to-day financial stability, based on role, individual performance, scope of responsibility, leadership skills and experience.

•       Base salaries are reviewed annually and adjusted when appropriate (increases are neither fixed nor guaranteed).

•       Competitive base salaries are a key component of attracting and retaining executive talent.

Annual Cash Incentives

•       Annual cash incentives constitute variable “at risk” compensation, payable in cash based on Company-wide and individual performance. These awards are designed to reward achievement of annual financial objectives as well as near-term strategic objectives that create momentum that is expected to foster the long-term success of the Company’s business.

•       Company-wide metrics and targets are derived from, and intended to promote, our near-term business strategy.

•       Individual targets are consistent with our focus on both quantitative and qualitative priorities and thereby reward both attainment of objective metrics and individual contributions.

Long-Term Incentives – time- and performance-vesting stock options

•       Stock options subject to both performance- and time-based vesting conditions are designed to create direct alignment with stockholder objectives, provide a focus on long-term value creation, retain critical talent over extended timeframes and enable key employees to share in value creation.

•       Performance-based stock option metrics and targets align with long-term business strategy as well as stock price appreciation.

Compensation and Benefits Related to Corporate Relocation

•       We provided certain compensation and benefits related to the relocation of our corporate headquarters from Torrance, California to Northlake, Texas, in the form of retention payments and relocation-related payments and benefits to our Named Executive Officers, generally along the same parameters as other eligible employees.

•       This program was designed to promote, among other things, a smooth transition for us and our executives and other employees in connection with the Company’s relocation.

Severance Benefits

•       Severance benefits provide income and health insurance protection to our Named Executive Officers in connection with certain involuntary terminations of employment. These severance benefits are designed to enable the Named Executive Officers to focus on the best interests of the Company and its stockholders, including in circumstances that may jeopardize the individual’s job security.

•       Enhanced severance benefits are available if the termination of employment occurs in connection with a change in control to ensure continued focus on the best alternatives for the Company and its stockholders, free from distractions caused by personal uncertainties associated with the heightened risk to job security that arises for senior executives in the transactional context.

•       Severance benefits are also key to attracting and retaining key talent.

What We Pay	Why and How We Pay It

Retirement and Welfare Benefits

•       A standard complement of retirement, health, welfare and insurance benefits, offered to our Named Executive Officers on terms generally similar to those available to other employees, provides important protections and stability for our Named Executive Officers and their families that help enable our Named Executive Officers to remain focused on their work responsibilities.

•       These are generally low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Perquisites

•       We provide limited perquisites such as an automobile allowance or use of a Company car and fuel card, as well as relocation assistance, each intended to facilitate the operation of the Company’s business and to assist the Company in recruiting and retaining key executives.

•       These are also low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Base Salary

Consistent with the established executive compensation philosophy and objectives described above, and informed by the peer comparisons provided by Meridian, the Compensation Committee set fiscal 2016 annual base salaries for the Named Executive Officers as shown in the following table.

With the exception of Mr. Mattei, the Compensation Committee decided not to increase the annual base salaries of our continuing Named Executive Officers in fiscal 2016, relative to their annual base salaries in fiscal 2015. The Compensation Committee increased Mr. Mattei’s annual base salary in order to bring Mr. Mattei’s annual base salary more in-line with the median of our peer group companies (described above) and with the annual base salaries of our other executive officers.

Name (1)	Fiscal 2016 Annual Base Salary	Fiscal 2015 Annual Base Salary	Annual Base Salary Percentage Change
Michael H. Keown	$507,000	$507,000	0%

Isaac N. Johnston, Jr.(2)	$350,000	$—	—%

Scott W. Bixby	$300,000	$300,000	0%

Barry C. Fischetto	$300,000	$300,000	0%

Thomas J. Mattei, Jr.	$300,000	$250,000	17%

(1)	Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his amended employment agreement. As such, Mr. Nelson is not reflected in this table.

(2)	Mr. Johnston commenced employment as the Company’s Treasurer and Chief Financial Officer on October 1, 2015.

Annual Cash Incentives

Fiscal 2016 awards under the STIP were designed to provide the Named Executive Officers with annual cash compensation based on achievement of short-term Company-wide and individual performance targets during fiscal 2016. The STIP places a significant portion of each Named Executive Officer’s annual cash compensation “at risk” and is designed to align the near-term focus of our Named Executive Officers with our business goals for the relevant period. The Compensation Committee believes that the fiscal 2016 performance metrics under the STIP represented challenging, yet achievable, goals that effectively incentivized the Named Executive Officers.

The performance metrics by which performance was measured under the STIP for fiscal 2016, namely modified net income and modified operating cash flow, were generally similar to those for fiscal 2015. However, the fiscal 2016 dollar values for the target modified net income and target modified operating cash flow goals under the STIP, which are described in greater detail below, were higher (and therefore more difficult to achieve) as compared to fiscal 2015. In fiscal 2016, Company-wide performance goals accounted for 90% of the annual incentive opportunity at target, and individual performance goals accounted for 10% of the annual incentive opportunity at target.

Fiscal 2016 Company-Wide Performance Goals

For fiscal 2016 the Compensation Committee used modified net income and modified operating cash flow as the relevant performance metrics and set goals relating to such metrics (described below) which, if achieved, the Compensation Committee believed would reflect a meaningful improvement in Company profitability and value accretion to our stockholders.

For this purpose,

•	“modified net income” was defined as net income (GAAP) before taxes and excluding any gains or losses from sales of assets (in addition, in fiscal 2016, the Compensation Committee determined that “modified net income” would be reduced by the amount of a LIFO entry that related to fiscal 2016 but that will be recorded for accounting purposes in fiscal 2017);

•	“modified operating cash flow” was defined as net income from operations (GAAP) after taking into account adjustments for the following items: (i) depreciation and amortization, (ii) provision for doubtful accounts, and (iii) changes in: (a) accounts and notes receivable, (b) inventories, (c) income tax receivables, (d) prepaid expenses, (e) other assets, (f) accounts payable, and (g) accrued payroll expenses and other current liabilities; and

•	in each case, we excluded the effect of restructuring and other transition expenses related to the relocation of the Company’s corporate headquarters to Northlake, Texas.

In fiscal 2016, our Named Executive Officers were eligible to earn bonuses under the STIP ranging from 50% of the applicable Named Executive Officer’s target annual bonus for threshold performance (defined as performance at 80% of target performance) and increasing to 200% of the applicable Named Executive Officer’s target annual bonus for maximum performance achievement (defined as performance at 140% of target performance), with payouts for performance between threshold and target, and between target and maximum determined by linear interpolation. Performance below threshold for a given corporate goal would result in no payout with respect to that specific goal. The following table shows achievement compared to Company-wide performance goals for fiscal 2016 under the STIP.

Metric	Weighting	Threshold Goal (80% of target performance)	Target Goal	Maximum Goal (140% of target performance)	Actual Achievement	Actual Achievement Compared to Target Performance

Modified Net Income	80%	$12,185,600	$15,232,000	$21,324,800	$17,186,574	112.8%

Modified Operating Cash Flow	20%	$28,337,600	$35,422,000	$49,590,800	$42,720,000	120.6%

Weighted Company-wide Performance Goals						114.4%

Fiscal 2016 Individual Performance Goals

Under the STIP, the weighted achievement percentages for the Company-wide performance goals govern the overall level of achievement of the individual performance goals. Specifically, performance against individual performance goals is determined by multiplying the payout as a percentage of target annual bonus for Company-wide performance by the aggregate weighted achievement percentage for the applicable Named Executive Officer’s individual goals. The significant accomplishments considered by our Compensation Committee in determining the individual performance component of our Named Executive Officers’ fiscal 2016 annual cash incentive awards under the STIP are summarized below:

Officer	Individual Performance Accomplishments for Fiscal 2016

Michael H. Keown

•      Directed execution of corporate relocation program.

•      Developed the long-term strategic plan for Farmer Bros. Co. and contributed to the DSD business unit long-term strategic plan.

•      Directed technology rollouts, including mobile sales and branch warehouse scanning.

Isaac N. Johnston, Jr.	• Improved reporting and stockholder relations. • Developed finance team in new Fort Worth location. • Led reporting, budgeting and forecasting for corporate relocation program.

Scott W. Bixby

•      Delivered operating profit goal from annual operating plan.

•      Implemented portions of new mobile sales technology program.

•      Implemented equipment barcoding process and inventory management work processes in designated branches.

•     Optimized designated branches.

•     Implemented standardized cash management processes.

•     Developed DSD long-term strategic plan.

Barry C. Fischetto

•     Led strategy, design and leadership of corporate relocation program, including supply chain and procurement aspects.

•     Reduced conversion costs per pound, overhead costs per pound and inventory loss.

•     Improved customer service deliverables and fill rates.

•     Delivered 3-year strategic operations plan.

Thomas J. Mattei, Jr.

•     Initiated and completed the sale of the Torrance, CA facility.

•     Developed legal, real estate and risk management teams in new Texas headquarters.

•     Reduced ordinary outside legal expenses by more than 20%.

In fiscal 2016, the Named Executive Officers earned the following awards under the STIP. Based on above-target fiscal 2016 achievement compared to Company-wide performance goals, payouts under the STIP with respect to Company-wide performance were paid at 136% of each Named Executive Officer’s target annual bonus.

Name (1)	Fiscal 2016 Target Award	Fiscal 2016 Target Award as Percentage of Fiscal 2016 Base Salary	Payout as Percentage of Target – Company-wide Performance (90% Weight)	Payout as Percentage of Target - Individual Performance (10% Weight) (3)	Fiscal 2016 Payout
Michael H. Keown	$507,000	100.0%	136%	112%	$677,109

Isaac N. Johnston, Jr. (2)	$183,799	70.0%	136%	129%	$248,717

Scott W. Bixby	$165,000	55.0%	136%	88%	$216,546

Barry C. Fischetto	$165,000	55.0%	136%	128%	$223,054

Thomas J. Mattei, Jr.	$162,250	55.0%	136%	136%	$220,660

(1)

Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his amended employment agreement. Pursuant to his amended employment agreement, in connection with the termination of his employment, Mr. Nelson became entitled to an amount equal to a pro-rata portion of his target annual bonus under the STIP ($117,867) based on the portion of fiscal 2016 that Mr. Nelson was employed with the Company.

(2)	Mr. Johnston commenced employment as the Company’s Treasurer and Chief Financial Officer on October 1, 2015. Accordingly, his fiscal 2016 STIP payout is prorated based on the number of days that Mr. Johnston was employed in fiscal 2016.

(3)	Percentages shown in this column are rounded to the nearest whole percent.

Fiscal 2015 Special Payment

As reported in our proxy statement for fiscal 2015, under the heading “Compensation Discussion and Analysis,” although no bonus was awarded to any Named Executive Officer or other employee in respect of fiscal 2015 under the Company’s non-commission-based annual incentive compensation plans, including the STIP, following the conclusion of fiscal 2015, at the time that the Compensation Committee certified results under the STIP, the Board approved a special payment to all employees eligible to receive a bonus under such plans, including the Named Executive Officers, equal to 25% of each such employee’s fiscal 2015 target bonus calculated based on average monthly base salary, prorated for those employees who joined the Company in fiscal 2015 based on start date. The special payment was awarded in recognition of the contribution and work of Company employees generally toward the execution of the Company’s corporate relocation plan in fiscal 2015 pursuant to which the Company closed its Torrance, California facility and relocated its operations to a new state-of-the-art facility housing its manufacturing, distribution, and corporate headquarters in Northlake, Texas. The aggregate special payment totaled $1,178,873, including $265,697 paid to the Named Executive Officers. For our Named Executive Officers, these payments were reported in the Summary Compensation Table in our proxy statement for fiscal 2015 as follows: $125,365 for Mr. Keown, $3,649 for Mr. Bixby, $23,639 for Mr. Fischetto, $24,567 for Mr. Mattei and $51,437 for Mr. Nelson.

Long-Term Incentives - LTIP

The Compensation Committee has granted stock option awards and restricted stock awards under the LTIP.

•	Stock options are designed to incentivize our Named Executive Officers by providing them with an opportunity to share, along with stockholders, in the long-term performance of the Company’s Common Stock. Stock options only confer realizable value to the extent that our stock price increases subsequent to the grant of the stock option, thus incentivizing our Named Executive Officers to work toward increased share price goals and aligning their interests with those of our stockholders.

•	Restricted stock awards confer both the existing share value and future stock price appreciation on our Named Executive Officers and therefore also align their interests with those of the Company’s stockholders, while further enabling us to grant incentives providing existing value and future appreciation opportunity if the awards vest.

Our practice in fiscal 2016 was to grant long-term incentive awards each December, with interim grants for new hires and promotions after the annual grant date, in each case, granted outside the applicable blackout period under our insider trading policy.

New Hire Restricted Stock Award and Stock Option Award

On November 11, 2015, in connection with his commencement of employment as Treasurer and Chief Financial Officer, the Compensation Committee granted to Mr. Johnston (i) 2,824 shares of restricted stock and (ii) a stock option in respect of 14,172 shares of Common Stock, in each case, under the LTIP. The stock options have an exercise price of $29.51, which was the closing price of our Common Stock as reported on Nasdaq on the date of grant. The shares subject to Mr. Johnston’s stock option vest ratably over three years on each anniversary of the grant date, contingent on Mr. Johnston’s continued employment, and subject to accelerated vesting in certain circumstances. Mr. Johnston’s restricted stock is subject to cliff vesting on the third anniversary of the grant date, contingent on Mr. Johnston’s continued employment, and subject to accelerated vesting in certain circumstances.

Annual Stock Option Awards

In fiscal 2016, the stock options granted to our Named Executive Officers under the LTIP as part of the Named Executive Officers’ annual long-term incentive award were subject to both time-based and performance-based vesting conditions, with 20% of each such grant subject to forfeiture if an applicable modified net income was not attained. Modified Net Income was defined as net income (GAAP) before taxes and excluding any gains or losses from sales of assets, and excluding the effect of restructuring and other transition expenses related to the relocation of the Company’s corporate headquarters to Northlake, Texas. The stock options have an exercise price of $29.48, which was the closing price of our Common Stock as reported on Nasdaq on the date of grant. One-third of the total number of shares subject to each such stock option vest ratably on each of the first three anniversaries of the grant date, contingent on continued employment, and subject to accelerated vesting in certain circumstances. Further, 20% of the shares subject to each such stock option were subject to forfeiture if the Company failed to achieve modified net income of at least $15,232,000 in the fiscal year during which the award was granted. If the modified net income goal was achieved, 100% of the shares subject to each such stock option would continue to vest ratably over the three-year vesting schedule. The Company met the first-year modified net income goal during fiscal 2016 with respect to these stock options, such that all of the shares subject to these stock options will continue to vest subject to and in accordance with the three-year vesting schedule described above.

The following table sets forth the stock options granted to each of our Named Executive Officers under the LTIP on December 3, 2015:

Name (1)	Fiscal 2016 Annual Stock Option Grant (# of Shares of Common Stock Issuable Upon Exercise)
Michael H. Keown (2)	47,960

Isaac N. Johnston, Jr.	3,488

Scott W. Bixby	13,080

Barry C. Fischetto	17,440

Thomas J. Mattei, Jr.	8,720

(1)	Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his amended employment agreement, accordingly, Mr. Nelson was ineligible for an annual long-term incentive grant with respect to fiscal 2016.

(2)	Represents the total number of shares of Common Stock subject to stock options granted to Mr. Keown under the LTIP on December 3, 2015. As discussed below under the heading “— Correction of Prior Equity Awards”, on June 3, 2016, the Compensation Committee determined that a portion of the stock option award granted on December 3, 2015, covering 22,862 shares of Common Stock, was invalid. Following the reduction in Mr. Keown’s stock option award for this invalid portion of the stock option, Mr. Keown’s stock option award covered an aggregate of 25,098 shares of Common Stock.

Correction of Prior Equity Awards

On December 3, 2015, the Compensation Committee approved its annual grant of stock options under the LTIP to its Named Executive Officers, including Mr. Keown (the “Original Option”). Though this grant was structured to accomplish the Compensation Committee’s objectives with respect to the fiscal 2016 executive compensation program, on June 3, 2016, the Compensation Committee determined that a portion of the Original Option grant inadvertently exceeded the 75,000 share per person calendar year award limit contained in the LTIP; that the cause of the issuance of the stock option award in excess of the annual award limit was administrative and related to an award in respect of fiscal 2014 being granted in calendar year 2015 due to an applicable blackout period; and that the portion of Mr. Keown’s Original Option that was in excess of the calendar year award limit was invalid. As a result, Mr. Keown’s Original Option was reduced by 22,862 option shares, and brought the total number of option shares granted to Mr. Keown in calendar year 2015 within the limit of the LTIP.

In addition, on June 3, 2016, the Compensation Committee approved the grant of a new stock option to purchase 22,862 shares of Common Stock to Mr. Keown, in accordance with the provisions of the LTIP (the “2016 Option”). The 2016 Option has an exercise price of $29.48 per share, which is equal to the exercise price of the Original Option (and which was greater than the closing price of the Common Stock as reported on Nasdaq on June 3, 2016). The Company granted the 2016 Option at this higher exercise price to ensure that no unintended benefit was conferred by virtue of the cancellation and re-grant of the Original Option at any lower exercise price. The vesting and expiration provisions of the 2016 Option are intended to mirror those applicable to the voided portion of the Original Option, except that, to comply with the LTIP’s requirement that options vest no less than one year from the grant date, the 2016 Option will vest as to 7,620 option shares on June 3, 2017, and the remainder of the 2016 Option will vest as to 7,621 option shares on each of December 3, 2017 and December 3, 2018, in each case, based on the Company’s achievement of the same performance goals as the Original Option, contingent on Mr. Keown’s employment with the Company and/or service on the Board through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

Key Fiscal 2017 Compensation Decisions - LTIP

On September 21, 2016, the Compensation Committee approved annual equity incentive awards for eligible employees, including the Named Executive Officers, with respect to fiscal 2017, which were granted following the expiration of the currently-applicable blackout period under our insider trading policy. While the Company’s past practice has been to make annual equity incentive grants to employees in December, following discussion and review by the Compensation Committee with input from Meridian, the Compensation Committee determined that it was advisable to approve its fiscal 2017 annual equity incentive grants in the first quarter of fiscal 2017 in order to align, more closely, the timing of annual equity incentive grants and with market practice. The stock options will vest over a three-year period based on continued employment over the period, subject to accelerated vesting in certain circumstances. One-third of the total number of shares subject to each such stock option will vest ratably on each of the first three anniversaries of the grant date, and 20% of the shares subject to each such stock option will be subject to forfeiture if the Company fails to achieve a target modified net income goal for the fiscal year in which the award is granted.

The following table sets forth the stock options that were granted to each of our Named Executive Officers under the LTIP in respect of fiscal 2017, following the expiration of the currently-applicable blackout period under our insider trading policy.

Name(1)	Fiscal 2017 Annual Stock Option Award (# of Shares of Common Stock Issuable Upon Exercise)
Michael H. Keown	41,331

Isaac N. Johnston, Jr.	18,786

Scott W. Bixby	15,030

Barry C. Fischetto	15,030

Thomas J. Mattei, Jr.	9,768

Compensation and Benefits Related to Corporate Relocation

In connection with the Company’s relocation of its headquarters from Torrance, California to Northlake, Texas, the Company continued to maintain certain special compensation programs and benefits relating to the relocation, which were first put in place in fiscal 2015. These special compensation and benefits were intended to (among other things) (i) promote continued engagement of, and provide assistance to, employees who would not be relocating, (ii) help ensure a smooth transition of processes and duties to new employees, and (iii) ease the transition for relocating employees, all toward a common goal of ensuring that the Company continues to perform well through the completion of the relocation to Northlake, Texas and beyond. In fiscal 2016, our Named Executive Officers were entitled to participate in certain of these compensation programs and benefits, as summarized below.

•	Retention Payments: Certain employees, including Messrs. Keown, Mattei, and Nelson, were eligible to earn lump-sum cash retention payments based on continued employment with us (with respect to the Named Executive Officers, through December 15, 2015), and subject to otherwise satisfying the requirements of the employee’s position. Retention payment amounts were determined by reference to position, role in transition of duties, length of time for which the employee was retained, and whether the employee was expected to relocate to the new headquarters. Retention payments were implemented in order to promote continued engagement and orderly transition of processes and duties from exiting employees to new employees.

The following table shows the dollar value of the retention payments made to the Named Executive Officers in fiscal 2016:

Name (1)	Retention Payment
Michael H. Keown	$659,100

Isaac N. Johnston, Jr.	$0

Scott W. Bixby	$0

Barry C. Fischetto	$0

Thomas J. Mattei, Jr.	$325,000

(1)	Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015. In accordance with the terms of his amended employment agreement, Mr. Nelson received a lump sum severance payment of $416,000, paid in consideration of a release by Mr. Nelson of any rights that he may have had in respect of his retention payment.

•

Relocation Payments and Benefits: Eligible employees received benefits provided by corporate relocation firm AIReS Corporate Relocation Services consisting of: (i) moving of household goods, (ii) travel expense reimbursement for home-finding trips and final journey to the destination, (iii) a limited expense allowance (equal to one month’s base salary, capped at $15,000 for home owners and $7,500 for renters), (iv) home sale assistance (including, potentially, payment of certain closing costs including commission on sale, marketing assistance, inspection cost reimbursement), (v) provision of information regarding the destination, (vi) payment of certain closing costs in connection with a new home purchase, (vii) rental assistance (including, potentially, payment of certain lease cancellation or penalty charges, an allowance for area touring fees, and payment of limited finder’s fees), (viii) shipment of an automobile, (ix) temporary storage of household goods, and (x) temporary housing for a limited period. The benefits described in (ii), (iii), (vi), and (vii) were eligible to be reimbursed for taxes to the extent such benefits are taxable. If an employee resigns (other than for good reason, if applicable) or if an employee’s employment is terminated for cause within the 24 months following relocation, the employee is obligated to repay to the Company all (if the termination occurs within 12 months following the relocation), or a reduced portion (if the termination occurs after the first anniversary of the relocation), of the relocation assistance payments made to the employee or on the employee’s behalf to third-party vendors. These relocation benefits were implemented in order to ease transition for relocating employees.

The following table shows the dollar value of the relocation payments and benefits made to the Named Executive Officers in fiscal 2016. A portion of these payments constitute ordinary business expense reimbursements and, as such, would not be disclosable as perquisites under applicable SEC rules. However, for the sake of completeness, all relocation payments and benefits made to the Named Executive Officers in fiscal 2016 are listed here.

Name (1)	Relocation Payments and Benefits	Tax Reimbursement
Michael H. Keown	$0	$0

Isaac N. Johnston, Jr.	$0	$0

Scott W. Bixby	$200,787	$64,251

Barry C. Fischetto	$82,995	$3,592

Thomas J. Mattei, Jr.	$82,588	$2,296

(1)	Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, and he did not receive any relocation payments or benefits.

•	Accelerated 401(k) and ESOP Vesting: Eligible employees who experienced a qualifying termination of employment in connection with the relocation to Northlake, Texas were entitled to (i) full vesting of any unvested portion of their Company match account under the Company’s 401(k) plan relating to years prior to calendar year 2015 and to pro-rata vesting of any unvested portion of their Company match under the Company’s 401(k) plan account relating to calendar year 2015 and (ii) full vesting of any unvested portion of their ESOP accounts. In connection with his termination of employment on November 30, 2015, Mr. Nelson was entitled to accelerated vesting of his 401(k) plan Company match account and his ESOP account. No other Named Executive Officer was entitled to such accelerated vesting in fiscal 2016.

Change in Control Severance Agreements; Employment Agreements

The Company has entered into change in control severance agreements with each of the continuing Named Executive Officers, pursuant to which they are entitled to receive severance benefits upon the occurrence of certain qualifying terminations of employment in connection with a change in control or threatened change in control. The events that trigger payment are generally those related to (i) termination of employment by the Company other than for cause, disability or death, or (ii) resignation for good reason. These agreements were entered into, and continue in effect, to achieve the following objectives: (A) assure the Named Executive Officers’ full attention and dedication to the Company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (ii) assure the Named Executive Officers’ objectivity with respect to stockholders interests in a change in control scenario; (iii) assure the fair treatment of the Named Executive Officers in case of involuntary termination following a change in control or in connection with a threatened change in control; and (iv) attract and retain key talent during uncertain times. The agreements are structured so that payments and benefits are provided only if there is both a change in control or threatened change in control and a qualifying termination of employment (“double trigger”), either by us (other than for “Cause,” “Disability” or death), or by the Named Executive Officer for “Good Reason” (as each is defined in the change in control severance agreements). A more detailed description of the severance benefits to which our current Named Executive Officers are entitled in connection with a change in control or threatened change in control is set forth below under the heading “Named Executive Officer Compensation—Change in Control and Termination Arrangements.”

The Company has further entered into employment agreements with each of the continuing Named Executive Officers. Pursuant to the terms of their employment agreements, the Named Executive Officers are entitled to receive certain benefits upon their termination of employment without cause or resignation for good reason in the absence of a change in control or threatened change in control. The Company believes such benefits were necessary to attract and retain the Named Executive Officers and to secure their services at agreed-upon terms. The termination-related payments and benefits under the Named Executive Officers’ change in control severance agreements are in lieu of, and not in addition to, the termination-related payments and benefits under their employment agreements. A more detailed description of the benefits to which these Named Executive Officers are entitled in connection with their termination is set forth below under the heading “Named Executive Officer Compensation—Change in Control and Termination Arrangements.”

The Company was also party to an employment agreement with Mr. Nelson. Effective October 1, 2015, Mr. Nelson stepped down as Treasurer and Chief Financial Officer. Mr. Nelson continued as an employee of the Company through November 30, 2015, in order to allow for an effective transition of his duties and responsibilities to Mr. Johnston. Effective November 23, 2015, the Company and Mr. Nelson entered into an amendment to his employment agreement, pursuant to which the salary continuation portion of Mr. Nelson’s severance benefit was extended from 12 months to 13 months, and pursuant to which Mr. Nelson became entitled to receive an additional lump-sum severance payment of $416,000 (which was paid in consideration of a release by Mr. Nelson of any rights that he may have had in respect of his retention payment (described above), which would have been payable in accordance with its terms in December 2015). Receipt of severance under Mr. Nelson’s employment agreement was conditioned upon Mr. Nelson having executed a general release of claims in favor of the Company. Mr. Nelson’s employment terminated on November 30, 2015, and Mr. Nelson became entitled to severance under his employment agreement.

ESOP Allocation

Our Named Executive Officers participate in the Company’s ESOP in the same manner as all other eligible employees. ESOP Company contributions (which may be in the form of Common Stock or cash) are allocated in accordance with a formula based on participant compensation. A participant’s interest in the ESOP becomes 100% vested after five years of service to the Company, subject to accelerated vesting in certain limited circumstances.

In fiscal 2016, the Named Executive Officers received the following ESOP allocations in shares of Common Stock based on compensation earned during calendar year 2015:

Name (1)	ESOP Allocation (# of Shares)
Michael H. Keown	544

Isaac N. Johnston, Jr.(2)	0

Scott W. Bixby	544

Barry C. Fischetto	544

Thomas J. Mattei, Jr.	544

(1)	Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his amended employment agreement, accordingly, Mr. Nelson was ineligible for an ESOP allocation in fiscal 2016.

(2)	Mr. Johnston was appointed Treasurer and Chief Financial Officer on October 1, 2015 and had not completed the requisite service period to be eligible for an ESOP allocation in fiscal 2016.

Retirement and Welfare Benefits

The Named Executive Officers receive the same welfare benefits as those received by our employees generally, including medical, dental, life, disability and accident insurance. The Company also offers a supplemental disability plan to higher income staff members, including our Named Executive Officers, which allows them to buy an additional amount of disability coverage at their own expense.

The Named Executive Officers are eligible on the same basis as our employees generally to participate in the Company’s 401(k) plan. The value of the Named Executive officers’ 401(k) plan balances depends solely on the performance of investment alternatives selected by the applicable Named Executive Officer from among the alternatives offered to all participants. All investment options in the 401(k) plan are market-based, meaning there are no “above-market” or guaranteed rates of return. In fiscal 2016, the Company offered a discretionary match of the employees’ annual contributions under the 401(k) plan equal to 50% of an employee’s annual contribution, up to 6% of the employee’s eligible income.

Upon retirement, Named Executive Officers are eligible to receive retiree medical insurance benefits on the same terms as other retiring Company employees.

Perquisites

We limit the perquisites available to our Named Executive Officers; however we believe that offering certain perquisites facilitates the operation of our business, allows our Named Executive Officers to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. We also believe that the perquisites offered to our Named Executive Officers are generally consistent with practices among companies in our peer group.

The perquisites and other benefits available to Named Executive Officers consist of an automobile allowance or use of a Company car and fuel card, and relocation assistance.

It is the Company’s and the Compensation Committee’s intention to continually assess business needs and evolving practices to ensure that perquisite offerings are competitive and reasonable.

Compensation Policies and Practices

Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines to further align the interests of the Company’s executive officers with the interests of the Company’s stockholders. In fiscal 2016, the Board increased the amount of Common Stock required to be held under the stock ownership guidelines, and has modified the structure of the stock ownership guidelines so as to set the guideline for executive officers as a multiple of base salary.

Under the stock ownership guidelines, an executive officer is not permitted to sell any shares of Common Stock received as a result of grants under the LTIP unless the executive officer achieves and maintains the applicable threshold share ownership level set forth in the table below. Further, under the stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least $150,000, and is not permitted to sell any shares of Common Stock received as grants under the LTIP unless and until the non-employee director achieves and maintains this threshold share ownership level.

Shares of Common Stock that count toward satisfaction of these guidelines include: (i) shares of Common Stock owned outright by the executive officer or non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) ESOP shares (with respect to executive officers only); (iv) shares of Common Stock held in trust for the benefit of the executive officer or non-employee director or his or her family; and (v) shares of Common Stock issuable under vested options held by the executive officer or non-employee director.

Position	Value of Shares Owned
Chief Executive Officer	3x base salary (increased from $450,000)

Other Executive Officers	1x base salary (increased from $100,000-$250,000 as determined by the Board)

Non-Employee Directors	$150,000

Insider Trading Policy (Including Anti-Hedging and Anti-Pledging Policies)

Our Insider Trading Policy prohibits all employees, officers, directors, consultants and other associates of the Company and certain of their family members from, among other things, purchasing or selling any type of security, whether the issuer of that security is the Company or any other company, while aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. The Insider Trading Policy also prohibits employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions (i.e., puts, calls, options, forward contracts, collars, swaps or exchange agreements) with respect to our securities. We also have procedures that require trades by certain insiders, including our directors and executive officers, to be pre-cleared by appropriate Company personnel. Additionally, such insiders are generally prohibited from conducting transactions involving the purchase or sale of the Company’s securities from 12:01 a.m. New York City time on the fifteenth calendar day before the end of each of the Company’s four fiscal quarters (including fiscal year end) through 11:59 p.m. New York City time on the second business day following the date of the public release containing the Company’s quarterly (including annual) results of operations.

Clawback Policy on Executive Compensation in Restatement Situations

In the event of a material restatement of the financial results of the Company, the Board, or the appropriate committee thereof, will review all bonuses and other incentive and equity compensation awarded to the Company’s executive officers on the basis of having met or exceeded performance targets for performance periods that occurred during the restatement period. If such bonuses and other incentive and equity compensation would have been lower had they been calculated based on such restated results, the Board, or the appropriate committee thereof, will, to the extent permitted by governing law and as appropriate under the circumstances, seek to recover for the benefit of the Company all or a portion of such bonuses and incentive and equity compensation awarded to executive officers whose fraud or misconduct caused or partially caused such restatement, as determined by the Board, or the appropriate committee thereof.

Taxes and Accounting Standards

Tax Deductibility Under Section 162(m)

Section 162(m) of the Internal Revenue Code disallows a federal tax deduction to public companies for compensation greater than $1 million paid in any tax year to specified executive officers unless the compensation is “qualified performance-based compensation” under that section.

Certain of our compensation and benefit plans are designed to permit us to grant awards that may qualify as “qualified performance-based compensation”; however, it is possible that awards intended to qualify for the tax deduction may not so qualify if all requirements of the “qualified performance-based compensation” exemption are not met. Furthermore, although the Compensation Committee may take action intended to limit the impact of Section 162(m) of the Internal Revenue Code, it also believes that the tax deduction is only one of several relevant considerations in setting compensation. The Compensation Committee believes that the tax deduction limitation should not be permitted to compromise the ability to design and maintain executive compensation arrangements that will attract and retain executive talent. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that in certain cases is not deductible for federal income tax purposes.

Accounting Standards

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options and restricted stock, under the LTIP are accounted for under FASB ASC Topic 718. The Compensation Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity award program. As accounting standards change, the Company may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s 2016 Form 10-K.

Compensation Committee

of the Board of Directors

Randy E. Clark, Chair

Hamideh Assadi

Charles F. Marcy

NAMED EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth summary information concerning compensation awarded to, earned by, or paid to each of our Named Executive Officers for all services rendered in all capacities to the Company and its subsidiaries in the last three fiscal years. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.

A	B	C	D	E	F	G	H	I
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total ($)
Michael H. Keown	2016	507,000	659,100	—	799,503	677,109	25,391	2,668,103
President and CEO	2015	500,231	125,365	—	507,184	—	20,091	1,152,871
	2014	474,999	—	—	478,344	688,748	19,335	1,661,426
Isaac N. Johnston, Jr.	2016	241,640	—	83,336	222,791	248,717	—	796,485
Treasurer and CFO
Scott W. Bixby	2016	298,850	—	—	149,897	216,546	292,685	957,977
Senior VP, GM DSD	2015	15,000	3,649	66,688	133,334	—	—	218,671
Barry C. Fischetto	2016	295,208	—	—	199,862	223,054	113,848	831,972
Senior VP of Operations	2015	160,385	23,639	66,663	133,377	—	35,240	419,304
Thomas J. Mattei, Jr.	2016	287,893	325,000	—	99,931	220,660	115,075	1,048,559
General Counsel and Assistant Secretary	2015	244,711	24,567	—	43,510	—	57,540	370,328
Mark J. Nelson(2)	2016	146,892	—	—	—	—	900,226	1,047,118
Former Treasurer and CFO	2015	315,769	51,437	—	217,501	—	20,067	604,774
	2014	294,154	—	—	197,744	255,913	15,898	763,709

(1)	For a detailed summary of the amounts shown in this column see discussion under the heading “All Other Compensation (Column H),” below.

(2)	Mr. Nelson, the Company’s former Treasurer and Chief Financial Officer, stepped down from that position effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his amended employment agreement.

Salary (Column C)

The amounts reported in column C represent base salaries earned by each of the Named Executive Officers for the fiscal year indicated.

Bonus (Column D)

The amounts reported in column D for fiscal 2016 represent discretionary bonuses awarded to the Named Executive Officers during fiscal 2016, which were awarded by the Board in order to promote continued

engagement and orderly transition of processes and duties in connection with the Company’s relocation of its headquarters from Torrance, California to Northlake, Texas. These lump-sum cash retention bonuses were earned based on continued employment with the Company through December 15, 2015, and subject to otherwise satisfying the requirements of the applicable Named Executive Officer’s position. All non-equity incentive plan compensation for services performed during the fiscal year by the Named Executive Officers under the STIP is shown in column G.

Stock Awards (Column E)

The amounts reported in column E for fiscal 2016 represent the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 17 to our audited consolidated financial statements for the fiscal year ended June 30, 2016 included in our 2016 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. Other than Mr. Johnston who received a restricted stock award of 2,824 shares on November 10, 2015, no Named Executive Officer received a restricted stock award in fiscal 2016. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.

Option Awards (Column F)

The amounts reported in column F for fiscal 2016 represent the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718, which, in the case of stock options subject to performance-based vesting conditions granted in fiscal 2016, is based on the probable outcome of the performance conditions to which such awards are subject. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 17 to our audited consolidated financial statements for the fiscal year ended June 30, 2016 included in our 2016 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.

The amount reported in column F for fiscal 2016 for Mr. Keown includes the aggregate grant date fair value of stock option awards granted to Mr. Keown under the LTIP on December 3, 2015 and the aggregate grant date fair value of stock option awards granted to Mr. Keown under the LTIP on June 3, 2016. However, as discussed in this Proxy Statement under the heading “Compensation Discussion and Analysis—Long-Term Incentives - LTIP— Correction of Prior Equity Awards”, a portion of the December 3, 2015 stock option award was found to be invalid and was voided on June 3, 2016. The aggregate grant date fair value of the option awards granted to Mr. Keown in fiscal 2016, net of the portion of the option award that was voided, was $537,505.

Non-Equity Incentive Plan Compensation (Column G)

The amounts reported in column G represent the aggregate dollar value of the annual incentives paid to the Named Executive Officers under the STIP for the fiscal years indicated. In accordance with SEC rules, the actual annual incentive amounts earned by the Named Executive Officers are reflected in the Summary Compensation Table in the fiscal year earned, even though these annual incentive amounts are paid in the subsequent fiscal year.

All Other Compensation (Column H)

The amounts reported in column H for fiscal 2016 include the following:

All Other Compensation

	Perquisites and Other Personal Benefits		Tax Reimbursements		ESOP Allocation(1)	Company Contributions to 401(k) Plan (2)	Severance Payments	Total

	($)		($)		($)	($)	($)	($)
Michael H. Keown	—		—		17,441	7,950	—	25,391

Isaac N. Johnston, Jr.	—		—		—	—	—	—

Scott W. Bixby	205,587	(3)	64,251	(6)	17,441	5,406	—	292,685

Barry C. Fischetto	87,787	(4)	3,592	(6)	17,441	5,028	—	113,848

Thomas J. Mattei, Jr.	87,388	(5)	2,296	(6)	17,441	7,950	—	115,075

Mark J. Nelson	—		—		—	7,950	892,276 (7)	900,226

(1)	Represents the dollar value of ESOP shares allocated to each Named Executive Officer based on compensation earned during calendar 2015 calculated on the basis of the closing price of our Common Stock on June 30, 2016 ($32.06).

(2)	Represents the Company’s discretionary matching contribution under the 401(k) plan.

(3)	Consists of relocation payments and benefits received by Mr. Bixby ($200,787) and an auto allowance ($4,800). A portion of the relocation payments and benefits constitute ordinary business expense reimbursements and, as such, would not be disclosable as perquisites under applicable SEC rules. However, for the sake of completeness, all relocation payments and benefits made to Mr. Bixby in fiscal 2016 are reflected here.

(4)	Consists of relocation payments and benefits received by Mr. Fischetto ($82,995) and an auto allowance ($4,792). A portion of the relocation payments and benefits constitute ordinary business expense reimbursements and, as such, would not be disclosable as perquisites under applicable SEC rules. However, for the sake of completeness, all relocation payments and benefits made to Mr. Fischetto in fiscal 2016 are reflected here.

(5)	Consists of relocation payments and benefits received by Mr. Mattei ($82,588) and an auto allowance ($4,800). A portion of the relocation payments and benefits constitute ordinary business expense reimbursements and, as such, would not be disclosable as perquisites under applicable SEC rules. However, for the sake of completeness, all relocation payments and benefits made to Mr. Mattei in fiscal 2016 are reflected here.

(6)	Represents amounts reimbursed during the fiscal year in respect of taxes associated with certain relocation assistance payments and benefits disclosed in the column “Perquisites and Other Personal Benefits.”

(7)	Represents amounts accrued to Mr. Nelson, in connection with his termination of employment on November 30, 2015. In accordance with SEC rules, this amount does not include the value to Mr. Nelson of accelerated vesting of Company contributions to his ESOP account or his 401(k) account, which contributions have previously been reported in the Summary Compensation Table for the applicable fiscal year(s) in which the respective contributions were made. The estimated value of accelerated vesting of Mr. Nelson’s ESOP account is $33,246 (based on a Company Common Stock price of $32.06 per share, the closing price of our Common Stock on June 30, 2016), and the estimated value of accelerated vesting of the Company contributions to Mr. Nelson’s 401(k) account is $12,323 (determined without regard to any earnings thereon).

Total Compensation (Column I)

The amounts reported in column I are the sum of columns C through H for each of the Named Executive Officers.

Employment Agreements and Arrangements; Fiscal 2016 Named Executive Officer Compensation Mix

Severance Agreements

The Company has entered into change in control severance agreements with each of the continuing Named Executive Officers (the “Severance Agreements”), pursuant to which Named Executive Officers are entitled to receive severance benefits upon termination of employment other than for “Cause,” “Disability” or death, or termination due to resignation from employment for “Good Reason,” in each case, in connection with a “Change in Control” or “Threatened Change in Control” (as each such term is defined in the applicable Severance Agreement). The Severance Agreements are structured so that payments and benefits are provided only if there is both a change in control or threatened change in control and a qualifying termination of employment (“double trigger”). A more detailed description of the severance benefits to which our current Named Executive Officers are entitled in connection with a change in control or threatened change in control is set forth below under the heading “—Change in Control and Termination Arrangements.”

Employment Agreements

The Company has also entered into employment agreements with each of the continuing Named Executive Officers (the “Employment Agreements”). The Employment Agreements provide for an initial annual base salary which may be adjusted upward or downward by the Company from time to time, subject to a minimum annual base salary as specified in the employment agreement. The Employment Agreements further provide that the Named Executive Officer is entitled to participate in the STIP, with a specified target award equal to a percentage of such Named Executive Officer’s annual base salary. Additionally, the Employment Agreements provide for grants under the LTIP as determined by the Compensation Committee, in some cases, upon the commencement of employment as an inducement to joining the Company. In certain cases, the Named Executive Officers have been entitled to specified relocation benefits. Each Named Executive Officer is entitled to all benefits and perquisites provided by the Company to its senior executives, including paid days off, group health insurance, life insurance, 401(k) plan, ESOP, cell phone, Company credit card, Company gas card, expense reimbursement and an automobile allowance. The Employment Agreements contain no specified term of employment, but rather the Named Executive Officer’s employment may be terminated by the Company at any time with or without “Cause” or upon the Named Executive Officer’s resignation with or without “Good Reason,” or due to death or “Permanent Incapacity” (as each such term is defined in the applicable Employment Agreement). Each of the Employment Agreements contains customary provisions protecting our confidential information and intellectual property. They also contain restrictions, for a period of two years following any termination of employment, on the Named Executive Officer’s ability to solicit any customer or prospective customer of the Company or any person employed by the Company to leave the Company. The Employment Agreements require that all disputes between the applicable Named Executive Officer and the Company arising under or in connection with their Employment Agreement shall be subject to resolution through arbitration. Upon certain qualifying terminations of employment, the Named Executive Officers may be entitled to certain termination-related payments and benefits. A more detailed description of the termination-related payments and benefits to which our current Named Executive Officers are entitled under their Employment Agreements is set forth below under the heading “—Change in Control and Termination Arrangements.”

Nelson Termination. The Company was also party to an Employment Agreement with Mr. Nelson. Effective October 1, 2015, Mr. Nelson stepped down as Treasurer and Chief Financial Officer. Mr. Nelson continued as an employee of the Company through November 30, 2015, in order to allow for an effective transition of his duties and responsibilities to Mr. Johnston. Effective November 23, 2015, the Company and Mr. Nelson entered into an amendment to his Employment Agreement, pursuant to which the salary continuation portion of Mr. Nelson’s severance benefit was extended from 12 months to 13 months, and pursuant to which

Mr. Nelson became entitled to receive an additional lump-sum severance payment of $416,000 (which was paid in consideration of a release given by Mr. Nelson of any rights that he may have had in respect of his retention payment (described above under the heading “Compensation Discussion and Analysis—Compensation and Benefits Related to Corporate Relocation”), which would have been payable in accordance with its terms in December 2015). Receipt of severance under Mr. Nelson’s Employment Agreement was conditioned upon Mr. Nelson having executed a further general release of claims in favor of the Company. In connection with his termination of employment on November 30, 2015, Mr. Nelson received the following payments and benefits pursuant to his Employment Agreement: (i) 13 months of base salary continuation ($346,667), (ii) additional cash severance ($416,000), (iii) pro-rata target annual bonus for the fiscal year of termination ($117,867), and (iv) subsidized COBRA continuation coverage for 12 months following the termination date ($11,742). In connection with his termination of employment Mr. Nelson also became entitled to accelerated vesting of his ESOP account and the Company contributions to his 401(k) account ($45,569).

Fiscal 2016 Named Executive Officer Compensation Mix

In fiscal 2016, the Compensation Committee’s decisions with respect to the Named Executive Officers once again reflected strong alignment between pay and performance. The charts set forth under the heading “Compensation Discussion & Analysis—Fiscal 2016 Named Executive Officer Compensation Mix,” above, illustrate, with respect to our Chief Executive Officer and with respect to our other Named Executive Officers as a group, the base salary, target annual cash incentive compensation, and target long-term equity incentive compensation as a percentage of his target total direct compensation for fiscal 2016.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our Named Executive Officers in fiscal 2016.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)(7)	Grant Date Fair Value of Stock and Option Awards ($)(8)
Name	Plan	Grant Date	Date of Compensation Committee Action	Threshold ($)	Target ($)	Maximum ($)
Michael H. Keown
	Farmer Bros. Co. 2005 Incentive Compensation Plan (“STIP”)	—	—	253,500	507,000	1,014,000	—		—	—		—	—
	Farmer Bros. Co. Amended and Restated 2007 Incentive Compensation Plan (“LTIP”)	12/03/15	12/03/15	—	—	—	47,960	(2) (3)	—	—		29.48	549,622
	LTIP	06/03/16	06/03/16	—	—	—	22,862	(4)	—	—		29.48	249,882
Isaac N. Johnston, Jr.
	STIP	—	—	91,900	183,799	367,598	—		—	—		—	—
	LTIP	11/10/15	9/9/15	—	—	—	—		—	14,172	(5)	29.51	182,819
	LTIP	12/03/15	12/03/15	—	—	—	3,488	(2)	—	—		29.48	39,972
	LTIP	11/10/15	9/9/15	—	—	—	—		—	2,824	(6)	—	83,336
Scott W. Bixby
	STIP	—	—	82,500	165,000	330,000	—		—	—		—	—
	LTIP	12/03/15	12/03/15	—	—	—	13,080	(2)	—	—		29.48	149,897
Barry C. Fischetto
	STIP	—	—	82,500	165,000	330,000	—		—	—		—	—
	LTIP	12/03/15	12/03/15	—	—	—	17,440	(2)	—	—		29.48	199,862
Thomas J. Mattei, Jr.
	STIP	—	—	81,125	162,250	324,500	—		—	—		—	—
	LTIP	12/03/15	12/03/15				8,720	(2)	—	—		29.48	99,931
Mark J. Nelson (9)	STIP	—	—	104,000	208,000	416,000	—		—	—		—	—

(1)	Represents annual cash incentive opportunities based on fiscal 2016 performance under the STIP. These opportunities are approved each fiscal year by the Compensation Committee. The actual amount of each Named Executive Officer’s award is based on the achievement of certain performance measures as discussed in this Proxy Statement under the heading “Compensation Discussion and Analysis—Annual Cash Incentives”. The annual cash incentive awards earned by our Named Executive Officers for performance in respect of fiscal 2016 were paid during the first quarter of fiscal 2017. Such earned awards are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. With respect to Mr. Nelson’s annual cash incentive award under the STIP, see footnote (9), below.

(2)	Stock options granted to our Named Executive Officers under the LTIP as part of the Named Executive Officers’ annual long-term incentive award vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances. Further, 20% of the shares of Common Stock subject to the stock option are subject to forfeiture if the Company fails to achieve modified net income of at least $15,232,000 in the fiscal year during which the award is granted. If the modified net income goal is achieved, all of the shares subject to such stock option continue to vest ratably over the service-based vesting schedule. The Company met the first-year modified net income goal during fiscal 2016 with respect to these stock options, such that all of the shares subject to these stock options will continue to vest subject to and in accordance with the service-based vesting schedule.

(3)	Represents the total number of shares of Common Stock subject to stock options granted to Mr. Keown under the LTIP on December 3, 2015. As discussed in this Proxy Statement under the heading “Compensation Discussion and Analysis—Long-Term Incentives - LTIP— Correction of Prior Equity Awards”, on June 3, 2016, the Compensation Committee determined that a portion of the stock option award granted on December 3, 2015, covering 22,862 shares of Common Stock, was invalid and would be voided. Following this cancellation, Mr. Keown’s stock option award covers an aggregate of 25,098 shares of Common Stock.

(4)	Stock options granted to Mr. Keown under the LTIP on June 3, 2016 vest as follows: 7,620 shares of Common Stock subject to the stock option vest on the first anniversary of the date of grant, and 7,621 shares of Common Stock subject to the stock option vest on each of December 3, 2017 and December 3, 2018, in each case, contingent on Mr. Keown’s continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances. Further, 20% of the shares of Common Stock subject to the stock option are subject to forfeiture if the Company fails to achieve modified net income of at least $15,232,000 in the fiscal year during which the award is granted. If the modified net income goal is achieved, all of the shares subject to such stock option continue to vest ratably over the service-based vesting schedule. The Company met the first-year modified net income goal during fiscal 2016 with respect to this stock option, such that all of the shares subject to this stock option will continue to vest subject to and in accordance with the service-based vesting schedule.

(5)	Stock options granted to Mr. Johnston under the LTIP in connection with his commencement of employment as Treasurer and Chief Financial Officer vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on Mr. Johnston’s continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(6)	Restricted shares granted to Mr. Johnston under the LTIP in connection with his commencement of employment as Treasurer and Chief Financial Officer cliff vest on the third anniversary of the date of grant, contingent on Mr. Johnston’s continued employment through the vesting date, and subject to accelerated vesting in certain circumstances.

(7)	Exercise price of stock option awards is equal to or greater than the closing price of the Company’s Common Stock on the date of grant.

(8)	Reflects the grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 17 to our audited consolidated financial statements for the fiscal year ended June 30, 2016, included in our 2016 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. The amount reported for stock option awards subject to performance-based vesting conditions is based upon the probable outcome of such conditions as of the grant date.

(9)

Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his amended employment agreement. Pursuant to his amended employment agreement, in connection with the termination of his employment, Mr. Nelson became entitled to an amount equal to a pro-rata portion of his target annual bonus under the STIP based on the portion of fiscal 2016 that Mr. Nelson was employed with the Company ($117,867). Mr. Nelson did not earn any further award under the STIP in respect of fiscal 2016.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards at June 30, 2016 granted to each of our Named Executive Officers.

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael H. Keown	58,000	(1)	—		—		6.96	05/11/19	—		—		—	—
	70,000	(1)	—		—		11.81	12/07/19	—		—		—	—
	—		—		30,314	(2)	21.33	12/12/20	—		—		—	—
	16,634	(3)	—		33,268	(3)	23.44	02/09/22	—		—		—	—
	—		—		25,098	(4)	29.48	12/03/22	—		—		—	—
	—		—		22,862	(5)	29.48	12/03/22	—		—		—	—
Isaac N. Johnston, Jr.	—		14,172	(1)	—		29.51	11/10/22	—		—		—	—
	—		—		3,488	(4)	29.48	12/03/22	—		—		—	—
	—		—		—		—	—	2,824	(6)	90,537	(7)	—	—
Scott W. Bixby	—		4,193	(1)	8,387	(1)	24.41	05/27/22	—		—		—	—
	—		—		13,080	(4)	29.48	12/03/22	—		—		—	—
	—		—		—		—	—	2,732	(6)	87,588	(7)	—	—
Barry C. Fischetto	—		4,374	(1)	8,749	(1)	23.44	02/09/22	—		—		—	—
	—		—		17,440	(4)	29.48	12/03/22	—		—		—	—
	—		—		—		—	—	2,844	(6)	91,179	(7)	—	—
Thomas J. Mattei, Jr.	2,720	(1)	—		—		13.09	02/27/20	—		—		—	—
	1,253	(2)	—		2,507	(2)	21.33	12/12/20	—		—		—	—
	1,427	(3)	—		2,854	(3)	23.44	02/09/22	—		—		—	—
	—		—		8,720	(4)	29.48	12/03/22	—		—		—	—
Mark J. Nelson (8)	—		—		—		—	—	—		—		—	—

(1)	Stock options vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(2)	Stock options vest over a three-year period with one-third of the total number of shares of Common Stock subject to each such stock option vesting on the first anniversary of the grant date based on the Company’s achievement of a modified net income target for the first fiscal year of the performance period as approved by the Compensation Committee, and the remaining two-thirds of the total number of shares of Common Stock subject to each such stock option vesting on the third anniversary of the grant date based on the Company’s achievement of a cumulative modified net income target for all three years during the performance period as approved by the Compensation Committee, in each case, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(3)	Stock options vest over a three-year period with one-third of the total number of shares of Common Stock subject to each such stock option vesting on each anniversary of the grant date based on the Company’s achievement of a modified net income target for each fiscal year of the performance period as approved by the Compensation Committee, as well as an ability for each such tranche of each grant to vest in the subsequent fiscal years of the performance period (if applicable) based upon achievement of cumulative modified net income equal to the sum of the individual targets for the fiscal years being accumulated, in each case, contingent on continued employment on the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(4)	Stock options vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances. Further 20% of the shares of Common Stock subject to each such stock option are subject to forfeiture if the Company fails to achieve modified net income of at least $15,232,000 in the fiscal year during which the award is granted. The Company met the first-year modified net income goal during fiscal 2016 with respect to these stock options, such that all of the shares of Common Stock subject to these stock options will continue to vest subject to and in accordance with the three-year vesting schedule described above.

(5)	Stock options vest as follows: 7,620 shares of Common Stock subject to the stock option vest on the first anniversary of the date of grant, and 7,621 shares of Common Stock subject to the stock option vest on each of December 3, 2017 and December 3, 2018, in each case, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances. Further, 20% of the shares of Common Stock subject to the stock option are subject to forfeiture if the Company fails to achieve modified net income of at least $15,232,000 in the fiscal year during which the award is granted. If the modified net income goal is achieved, all of the shares subject to such stock option continue to vest ratably over the service-based vesting schedule. The Company met the first-year modified net income goal with respect to this stock option during fiscal 2016, such that all of the shares subject to this stock option will continue to vest subject to and in accordance with the service-based vesting schedule.

(6)	Restricted stock cliff vests on the third anniversary of the date of grant, contingent on continued employment through the vesting date, and subject to accelerated vesting in certain circumstances.

(7)	The market value was calculated by multiplying the closing price of our Common Stock on June 30, 2016 ($32.06) by the number of shares of unvested restricted stock.

(8)	Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015 and Mr. Nelson’s employment with the Company was terminated on November 30, 2015. Under the terms of Mr. Nelson’s applicable equity award agreements, effective upon Mr. Nelson’s termination of employment, (i) all then unvested stock options were cancelled; (ii) all then remaining shares of restricted stock were immediately forfeited; and (iii) Mr. Nelson had three (3) months following termination of employment to exercise any vested stock options. Accordingly, Mr. Nelson had no equity awards outstanding at fiscal year ended June 30, 2016.

Option Exercises and Stock Vested

The following table summarizes the option exercises and vesting of stock awards for each of our Named Executive Officers for the fiscal year ended June 30, 2016.

	Option Awards (1)		Stock Awards (1)
Name	Number of Securities Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(2)
Michael H. Keown	12,000	279,360	8,840	271,565

Isaac N. Johnston, Jr.	—	—	—	—

Scott W. Bixby	—	—	—	—

Barry C. Fischetto	—	—	—	—

Thomas J. Mattei, Jr.	—	—	428	11,282

Mark J. Nelson	25,895	360,671	—	—

(1)	If a Named Executive Officer used share withholding to pay the exercise price of stock options or to satisfy the tax obligations with respect to the vesting of restricted stock, the number of shares actually acquired was less than the amounts shown.

(2)	The value realized on vesting of restricted stock was calculated by multiplying the closing price of a share of our Common Stock on the vesting date by the number of shares vested.

Change in Control and Termination Arrangements

Change in Control Agreements

The Company has entered into a Severance Agreement with each of the continuing Named Executive Officers. The Severance Agreements provide certain severance benefits in the event of a termination of employment in connection with a Change in Control (as defined below).

Under each of the Severance Agreements, a “Change in Control” generally will be deemed to have occurred at any of the following times: (i) upon the acquisition by any person, entity or group of beneficial ownership of 50% or more of either the then outstanding Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) at the time individuals who were members of the Board at the effective time of the applicable Severance Agreement (or whose election, or nomination for election, was approved by a vote of at least a majority of the members of the Board at the effective time of the applicable Severance Agreement, but excluding any such individual whose initial election or assumption of office occurs as a result of either an actual or threatened election contest) (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; or (iii) the approval of the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction (other than any transaction with respect to which persons who were the stockholders of the Company immediately prior to such transaction continue to hold shares of Common Stock representing at least 50% of the outstanding Common Stock of the Company or such surviving entity or parent or affiliate thereof immediately after such transaction). Further, a “Threatened Change in Control” generally will be deemed to have occurred upon the first day that any bona fide pending tender offer for any class of the Company’s outstanding shares of Common Stock, any pending bona fide offer to acquire the Company by merger or consolidation, or any other pending action or plan to effect, or which would lead to, a Change in Control, as determined by the Incumbent Board, becomes manifest, and will continue in effect when such action is abandoned or a Change in Control occurs.

In the event of a Named Executive Officer’s termination of employment other than for “Cause” or due to death or “Disability”, or in the event of a Named Executive Officer’s resignation for “Good Reason” (each, as defined in the Severance Agreements), in each case, in connection with a Change in Control or Threatened Change in Control, each of the Named Executive Officers will be entitled to the payments and benefits shown in the tables below.

Each Severance Agreement provides that while the relevant Named Executive Officer is receiving compensation and benefits thereunder, that Named Executive Officer will not in any manner attempt to induce or assist others to attempt to induce any officer, employee, customer or client of the Company to terminate its association with the Company, nor do anything directly or indirectly to interfere with the relationship between the Company and any such persons or concerns. In the event such Named Executive Officer breaches this provision, all compensation and benefits under the Severance Agreement will immediately cease.

Employment Agreements

The Company has entered into an Employment Agreement with each of the continuing Named Executive Officers. Under the Employment Agreements, upon a Named Executive Officer’s termination of employment without “Cause” or upon the Named Executive Officer’s resignation with “Good Reason” (each, as defined in the applicable Employment Agreement), the Named Executive Officer will be entitled to the payments and benefits shown in the tables below. Receipt of any severance amounts under any Employment Agreement is conditioned upon execution of a general release of claims in favor of the Company. Notwithstanding the foregoing, if the Named Executive Officer becomes eligible for severance benefits under the Severance Agreement described above, the benefits provided under that agreement will be in lieu of, and not in addition to, the severance benefits under the Named Executive Officer’s Employment Agreement.

Potential Payments Upon Termination or Change in Control

The following tables describe potential payments and benefits upon termination (including resignation, severance, retirement or a constructive termination) or a change in control to which the Named Executive Officers would be entitled. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control and therefore the actual amounts may vary from the estimated amounts in the tables below. Descriptions of how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables.

The estimated amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below and, with respect to each Named Executive Officer other than Mr. Nelson, assumes that the termination and/or change in control of the Company occurred at June 30, 2016.

Effective November 30, 2015, Mr. Nelson’s employment with the Company terminated. For purposes of Mr. Nelson’s employment agreement, his termination of employment was a termination without cause. In accordance with SEC rules, the tabular disclosure below shows the severance payments and benefits actually paid to, or accrued in connection with, Mr. Nelson’s termination of employment.

Michael H. Keown	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason

Base Salary Continuation	$—	$—	$—	$1,014,000	$1,014,000	$507,000

Annual Incentive Payments	$507,000	$507,000	$—	$507,000	$507,000	$507,000

Value of Accelerated Stock Options	$1,737,866	$1,737,866	$—	$—	$—	$—

Value of Accelerated Restricted Stock	$—	$—	$—	$—	$—	$—

Value of Continued ESOP Participation and/or Accelerated Vesting	$69,570	$69,570	$—	$104,451	$104,451	$—

Health and Dental Insurance	$—	$10,801	$—	$21,602	$21,602	$10,801

Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$2,314,436	$2,325,237	$—	$1,672,053	$1,672,053	$1,024,801

Isaac N. Johnston, Jr.	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason

Base Salary Continuation	$—	$—	$—	$700,000	$700,000	$350,000

Annual Incentive Payments	$245,000	$245,000	$—	$245,000	$245,000	$245,000

Value of Accelerated Stock Options	$29,109	$29,109	$—	$—	$—	$—

Value of Accelerated Restricted Stock	$19,247	$19,247	$—	$—	$—	$—

Value of Continued ESOP Participation and/or Accelerated Vesting	$—	$—	$—	$—	$—	$—

Health and Dental Insurance	$—	$10,206	$—	$20,412	$20,412	$10,206

Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$293,357	$303,563	$—	$990,412	$990,412	$605,206

Scott W. Bixby	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason

Base Salary Continuation	$—	$—	$—	$600,00	$600,000	$300,000

Annual Incentive Payments	$165,000	$165,000	$—	$165,000	$165,000	$165,000

Value of Accelerated Stock Options	$35,123	$35,123	$—	$—	$—	$—

Value of Accelerated Restricted Stock	$31,966	$31,966	$—	$—	$—	$—

Value of Continued ESOP Participation and/or Accelerated Vesting	$17,441	$17,441	$—	$—	$—	$—

Health and Dental Insurance	$—	$9,935	$—	$19,870	$19,870	$9,935

Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$249,530	$259,465	$—	$809,870	$809,870	$474,935

Barry C. Fischetto	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason

Base Salary Continuation	$—	$—	$—	$600,000	$600,000	$300,000

Annual Incentive Payments	$165,000	$165,000	$—	$165,000	$165,000	$165,000

Value of Accelerated Stock Options	$52,328	$52,328	$—	$—	$—	$—

Value of Accelerated Restricted Stock	$42,178	$42,178	$—	$—	$—	$—

Value of Continued ESOP Participation and/or Accelerated Vesting	$17,441	$17,441	$—	$—	$—	$—

Health and Dental Insurance	$—	$10,801	$—	$21,602	$21,602	$10,801

Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$276,948	$287,749	$—	$811,602	$811,602	$475,801

Thomas J. Mattei, Jr.	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason

Base Salary Continuation	$—	$—	$—	$500,000	$500,000	$250,000

Annual Incentive Payments	$165,000	$165,000	$—	$165,000	$165,000	$165,000

Value of Accelerated Stock Options	$131,764	$131,764	$—	$—	$—	$—

Value of Accelerated Restricted Stock	$—	$—	$—	$—	$—	$—

Value of Continued ESOP Participation and/or Accelerated Vesting	$49,789	$49,789	$—	$—	$—	$—

Health and Dental Insurance	$—	$549	$—	$1,098	$1,098	$549

Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$346,554	$347,103	$—	$691,098	$691,098	$415,549

Mark J. Nelson	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason

Base Salary Continuation	$—	$—	$—	$—	$—	$346,667

Additional Cash Severance	$—	$—	$—	$—	$—	$416,000

Annual Incentive Payments	$—	$—	$—	$—	$—	$117,867

Value of Accelerated Stock Options	$—	$—	$—	$—	$—	$—

Value of Accelerated Restricted Stock	$—	$—	$—	$—	$—	$—

Value of Accelerated Vesting in ESOP Account and 401(k) Company Match	$—	$—	$—	$—	$—	$45,569

Health and Dental Insurance	$—	$—	$—	$—	$—	$11,742

Outplacement Services	$—	$—	$—	$—	$—	$—

Total Pre-Tax Benefit	$—	$—	$—	$—	$—	$937,845

Base Salary Continuation

Severance Agreements

Under each Severance Agreement, if (i) a Change in Control occurs and a Named Executive Officer’s employment is terminated within the two years following the occurrence of the Change in Control by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s resignation for Good Reason, or (ii) a Threatened Change in Control occurs and the executive officer’s employment is terminated during the “Threatened Change in Control Period” (as defined in the Severance Agreement) by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s Resignation for Good Reason (each, a “Change in Control Qualifying Termination”), such Named Executive Officer will be entitled to base salary continuation for a period of 24 months, such payment to be made in installments in accordance with the Company’s standard payroll practices over such period.

Employment Agreements

Under the Employment Agreements, upon a termination of employment by the Company without Cause or resignation by the Named Executive Officer for Good Reason (a “Non-Change in Control Qualifying Termination”), the Named Executive Officer will continue to receive his base salary for a period of one year from the effective termination date, such payment to be made in installments in accordance with the Company’s standard payroll practices over such period. Pursuant to an amendment to his employment agreement, effective November 23, 2015, Mr. Nelson’s salary continuation period under his Employment Agreement was extended to 13 months.

Additional Cash Severance – Mr. Nelson

Effective November 23, 2015, the Company and Mr. Nelson entered into an amendment to his Employment Agreement, pursuant to which, among other things, Mr. Nelson became entitled to receive an additional lump-sum severance payment of $416,000 (which was paid in consideration of a release by Mr. Nelson of any rights that he may have had in respect of his retention payment (described above under the heading “Compensation Discussion and Analysis—Compensation and Benefits Related to Corporate Relocation”), which would have been payable in accordance with its terms in December 2015). Receipt of severance under Mr. Nelson’s Employment Agreement was conditioned upon Mr. Nelson having executed a general release of claims in favor of the Company.

Bonus and Annual Incentive Payments

Severance Agreements

Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the Named Executive Officer will receive a lump sum payment equal to 100% of the executive officer’s target annual cash bonus for the fiscal year in which the date of termination occurs (or, if no target annual cash bonus has been assigned as of the date of termination, the average annual cash bonus paid to such Named Executive Officer for the last three completed fiscal years or for the number of completed fiscal years such person has been in the employ of the Company if fewer than three).

Employment Agreements

Under the Employment Agreements, if a Non-Change in Control Qualifying Termination Occurs or if a Named Executive Officer’s employment is terminated due to death or Permanent Incapacity, the Named Executive Officer will receive an amount equal to his target annual cash bonus for the fiscal year in which the date of termination occurs, prorated for the partial fiscal year in which the termination occurs. Payment of such amount will be made in a lump sum within 30 days after the end of the Company’s fiscal year in which the date of termination occurs.

Value of Accelerated Vesting of Stock Options and Restricted Stock

Under the terms of the Named Executive Officers’ outstanding stock option and restricted stock awards, in the event of death or “Disability” (as defined in the LTIP), a pro rata portion (determined based on the actual number of service days during the vesting period divided by the total number of days during the vesting period) of any unvested stock options and restricted stock will be deemed to have vested immediately prior to the date of death or Disability and, in the case of the restricted stock, will no longer be subject to forfeiture.

The value of accelerated equity awards shown in the tables above was calculated using the closing price of our Common Stock on June 30, 2016 ($32.06), as required by applicable SEC rules.

Under the LTIP, the plan administrator also has discretionary authority regarding accelerated vesting upon termination other than by reason of death or Disability, or in connection with a Change in Control (as defined in the LTIP). The amounts in the tables above assume such discretionary authority was not exercised. Additionally, under the LTIP, unless otherwise provided in any applicable award agreement, if a Change in Control occurs and a participant’s awards are not continued, converted, assumed or replaced by the Company or a parent or subsidiary of the Company, or a Successor Entity (as defined in the LTIP), such awards will become fully exercisable and/or payable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such Change in Control. The amounts in the tables above assume such awards were continued, converted, assumed or replaced in connection with a Change in Control.

Value of Continued ESOP Participation and/or Accelerated Vesting; Value of Accelerated Vesting in 401(k) Company Match

Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, subject to eligibility provisions of the ESOP, the Named Executive Officer will continue to participate in the ESOP during the 24-month period following the date of termination unless the Named Executive Officer commences other employment prior to the end of the 24-month period, in which case, such participation will end on the date of the Named Executive Officer commences new employment. In addition, upon termination of employment for any reason, including death, disability, retirement or other termination, the Named Executive Officer will be entitled to his vested benefits under the ESOP. Finally, Named Executive Officers may become fully vested in their ESOP accounts by reason of certain terminations of employment in connection with the closure of the Company’s Torrance, California facility or a reduction-in-force at another designated Company facility. Except with respect to Mr. Nelson, estimated ESOP benefits shown in the tables above reflect the value of vested allocated shares in the ESOP plus, in the case of a Change in Control Event, an annual allocation of ESOP shares to qualified employees. The estimated value of the ESOP shares is based on $32.06 per share, the closing price of our Common Stock on June 30, 2016.

In connection with his termination of employment, Mr. Nelson became entitled to full vesting of the unvested portions of his ESOP account and his 401(k) Company matching contribution. The values in Mr. Nelson’s table above reflect the value of accelerated vesting based on an estimated value of his ESOP shares of $32.06 per share (the closing price of our Common Stock on June 30, 2016), and based on an estimated value of his unvested 401(k) Company matching contribution at the time that the contribution was made, without regard to any subsequent earnings in respect thereof.

Health and Dental Insurance

Severance Agreements

Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the health, dental and life insurance benefits coverage provided to the Named Executive Officer at his date of termination will be continued by the Company during the 24-month period following the Named Executive Officer’s date of termination unless he commences employment prior to the end of the 24-month period and qualifies for substantially equivalent insurance benefits with his new employer, in which case such insurance coverage will end on the date of qualification. The Company will generally provide for such insurance coverage at its expense at the same level and in the same manner as in effect at the applicable date of termination. Any additional coverage the Named Executive Officer had at the time of termination, including dependent coverage, will also be continued for such period on the same terms, to the extent permitted by the applicable policies or contracts. If the terms of any benefit plan do not permit such continued coverage, the Company will arrange for other coverage at its expense providing substantially similar benefits. Estimated payments shown in the tables above represent the current net annual cost to the Company of the Named Executive Officer’s participation in the Company’s medical insurance program offered to all non-union employees.

Employment Agreements

Under the Employment Agreements, if a Non-Change in Control Qualifying Termination occurs, the Named Executive Officer will continue to receive partially Company-paid COBRA coverage under the Company’s health care plan for a period of one year after the effective termination date.

Company Benefit Plans

The tables and discussion above do not reflect the value of disability benefits under the Company’s group health plan or the value of retiree medical, vision and dental insurance benefits and group life insurance, if any, that would be provided to each Named Executive Officer following termination of employment, because, in each case, these benefits are generally available to all regular Company employees similarly situated in age, years of service and date of hire and do not discriminate in favor of the Named Executive Officers.

Outplacement Services

Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the Company will provide the Named Executive Officer with outplacement services at the expense of the Company, in an amount up to $25,000.

DIRECTOR COMPENSATION

The compensation program for our non-employee directors is intended to fairly compensate our non-employee directors for the time and effort required of a director given the size and complexity of the Company’s operations. Portions of the compensation program utilize our stock in order to further align the interests of the directors with all other stockholders of the Company and to motivate the directors to focus on the long-term financial interest of the Company.

Non-employee members of the Board receive a combination of cash and stock-based compensation. Directors who are Company employees are not paid any additional fees for serving on the Board or for attending Board meetings.

Cash Compensation

Fiscal 2016

In fiscal 2016, each non-employee director received an annual retainer of $37,000, payable quarterly in advance, and meeting fees of $2,000 for each Board meeting and $2,500 for each Compensation Committee, Audit Committee or Nominating and Corporate Governance Committee meeting attended; provided if more than one meeting (Board or committee) was held and attended on the same date, maximum meeting fees were $4,500. In fiscal 2016, the Board continued in place the ad hoc search committee established in fiscal 2015, and created an additional ad hoc search committee in April 2016. The Company-paid meeting fees for service on each such committee were $1,500 per meeting, subject to the limitation on maximum meeting fees described in the preceding sentence. The non-employee director compensation program further allows for the payment of additional per diem fees associated with Board or committee service beyond the service which is intended to be covered by the annual retainer and per meeting fees, to the extent such service is pre-approved by the Board and the fee therefor is approved by the Chairman of the Board or committee chair, as applicable.

The Chairman of the Board received an additional annual retainer of $20,000. In addition, the committee chairs received additional annual retainers, as follows: (i) Audit Committee, $15,000; and (ii) Compensation Committee and Nominating and Corporate Governance Committee, $7,500, and Mr. Berger received an annual retainer as Chairman Emeritus of the Board of $10,000. Board members also received payment or reimbursement of reasonable travel expenses from outside the greater Dallas-Fort Worth area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings, as well as payment or reimbursement of amounts incurred in connection with director continuing education.

Equity Compensation

In fiscal 2016, each non-employee director received a grant of restricted stock under the LTIP having a grant-date value equal to $30,000, such grant to vest over three years in equal annual installments, subject to the non-employee director’s continued service on the Board through each vesting date. The annual grant of restricted stock is generally made on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine, in each case, subject to any blackout period under the Company’s insider trading policy. Each non-employee director receives a number of shares of restricted stock with a grant-date value of approximately $30,000, determined based on the closing price per share of our Common Stock on the date such grant is made. In fiscal 2016, the annual grant of restricted stock was made on December 4, 2015. Each non-employee director received a grant of 987 shares of restricted stock based on the closing price per share of our Common Stock on December 4, 2015 ($30.39). Fiscal 2017 non-employee director equity compensation is currently under review but for the present time remains unchanged from fiscal 2016.

Stock Ownership Guidelines

Under the Company’s stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least $150,000, and is not permitted to sell any shares of Common Stock received as grants under the LTIP unless and until the non-employee director achieves and maintains this threshold share ownership level.

Shares of Common Stock that count toward satisfaction of these guidelines include (to the extent applicable): (i) shares of Common Stock owned outright by the non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) shares of Common Stock held in trust for the benefit of the non-employee director or his or her family; and (iv) shares of Common Stock issuable under vested options held by the non-employee director.

Director Compensation Table

The following table shows fiscal 2016 non-employee director compensation:

Director(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Change in Pension Value ($)(4)	All Other Compensation ($)(5)	Total ($)

Hamideh Assadi	107,000	29,995	11,462	2,360	150,817

Guenter W. Berger	93,000	29,995	12,800	17,252	153,047

Randy E. Clark	126,125	29,995	—	—	156,120

Jeanne Farmer Grossman	88,875	29,995	—	—	118,870

Charles F. Marcy	103,500	29,995	—	—	133,495

Christopher P. Mottern	111,500	29,995	—	—	141,495

(1)	Mr. Keown, the Company’s President and Chief Executive Officer, is not included in this table since he received no additional compensation for his service as a director in fiscal 2016.

(2)	Represents quarterly retainer, meeting fees and per diem fees described above under “—Cash Compensation.”

(3)	Represents the full grant date fair value of restricted stock granted to each non-employee director in fiscal 2016, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 17 to our audited consolidated financial statements for the fiscal year ended June 30, 2016, included in our 2016 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions.

The aggregate number of shares of restricted stock outstanding at June 30, 2016 for each non-employee director were as follows: Ms. Assadi, 2,328 shares; Mr. Berger, 2,328 shares; Mr. Clark, 2,328 shares; Ms. Grossman, 2,328 shares; Mr. Marcy, 2,328 shares; and Mr. Mottern, 2,328 shares.

(4)	Represents the aggregate change in the actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans from the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2015 to the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2016.

(5)	All Other Compensation for Ms. Assadi includes life insurance premiums paid by the Company under the Company’s postretirement death benefit plan ($2,030) and the economic benefit of the associated life insurance policy ($330). All Other Compensation for Mr. Berger includes life insurance premiums paid by the Company under the Company’s postretirement death benefit plan ($14,357) and the economic benefit of the associated life insurance policy ($2,895).

Director Indemnification

Under Farmer Bros.’ Certificate of Incorporation and By-Laws, the current and former directors are entitled to indemnification and advancement of expenses from the Company to the fullest extent permitted by Delaware corporate law. The Board of Directors has approved a form of Indemnification Agreement (“Indemnification Agreement”) to be entered into between the Company and its directors and officers. The Company’s Board of Directors may from time to time authorize the Company to enter into additional indemnification agreements with future directors and officers of the Company.

The Indemnification Agreements provide, among other things, that the Company will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of his or her corporate status as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other enterprise which such person is or was serving at the request of the Company, such indemnitee was, is or is threatened to be made, a party to or a participant (as a witness or otherwise) in any threatened, pending or completed proceeding, whether formal or informal, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding. In addition, the Indemnification Agreements provide for the payment, advancement or reimbursement of expenses incurred by the indemnitee in connection with any such proceeding to the fullest extent permitted by applicable law. The Indemnification Agreements also provide that, in the event of a Potential Change in Control (as defined in the Indemnification Agreements), the Company will, upon request by the indemnitee, create a trust for the benefit of the indemnitee and fund such trust in an amount sufficient to satisfy expenses reasonably anticipated to be incurred in connection with investigating, preparing for, participating in or defending any proceedings, and any judgments, fines, penalties and amounts paid in settlement in connection with any proceedings. The Indemnification Agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the Certificate of Incorporation or By-Laws of the Company, or the Delaware General Corporation Law. The Company is also obligated to maintain directors’ and officers’ liability insurance coverage, including tail coverage under certain circumstances.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of May 9, 2017, by all persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Company to be the beneficial owner of more than 5% of the Common Stock as of such date, based on 16,844,216 shares outstanding as of May 9, 2017.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Carol Farmer Waite(2)	3,832,964	22.8%
Richard F. Farmer(3)	2,817,018	16.7%
Jeanne Farmer Grossman(4)	1,206,209	7.2%
Farmer Bros. Co. Employee Stock Ownership Plan(5)	1,863,549	11.1%
Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon(6)	909,513	5.4%

(1)	The address for Carol Farmer Waite, Richard F. Farmer, Ph.D., Jeanne Farmer Grossman and the ESOP is c/o Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262. The address of Trigran Investments, Inc. is 630 Dundee Road, Suite 230, Northbrook, Illinois 60062.

(2)	Includes shares of Common Stock held in various family trusts of which Ms. Waite is the sole trustee, co-trustee, beneficiary and/or settlor as reported in a Schedule 13D/A filed with the SEC on December 15, 2016, including: (i) 417,986 shares as trustee of a trust for the benefit of her niece and nephews; (ii) 937,250 shares as sole trustee of the Carol L. Waite Trust, of which Ms. Waite is the sole settlor, trustee and beneficiary; and (iii) 2,477,728 shares indirectly beneficially owned as co-trustee of various trusts for the benefit of herself and family members, and over which she has shared voting and dispositive power with (x) Dr. Farmer as to 2,168,540 shares (also indicated in the table above as beneficially owned by Dr. Farmer) and (y) Ms. Grossman as to 309,188 shares (also indicated in the table above as beneficially owned by Ms. Grossman).

(3)	Includes shares of Common Stock held in various family trusts of which Dr. Farmer is the sole trustee, co-trustee, beneficiary and/or settlor, including: (i) 636,358 shares directly owned through the Richard F. Farmer Revocable Trust dated December 29, 1995, of which Dr. Farmer is the sole settlor, trustee and beneficiary; and (ii) 2,180,660 shares indirectly beneficially owned as co-trustee of various trusts, for the benefit of himself and family members, and over which he has shared voting and dispositive power with (x) Ms. Waite as to 2,168,540 shares (also indicated in the table above as beneficially owned by Ms. Waite) and (y) Ms. Grossman as to 12,120 shares (also indicated in the table above as beneficially owned by Ms. Grossman).

(4)

Includes shares of Common Stock held in various family trusts of which Ms. Grossman is the sole trustee, co-trustee, beneficiary and/or settlor, including: (i) 9,550 shares as trustee of a trust for the benefit of her daughter; (ii) 858,378 shares as sole trustee of the Jeanne F. Grossman Trust, dated August 22, 1997; (iii) 321,308 shares as co-trustee of various trusts for the benefit of herself and family members, and over which she has shared voting and dispositive power with (x) Dr. Farmer as to 12,120 shares (also indicated in the table above as beneficially owned by Dr. Farmer) and (y) Ms. Waite as to 309,188 shares (also indicated in the table above as beneficially owned by Ms. Waite); (iv) 15,037 shares held directly by Ms. Grossman; and (v) 1,936 shares of unvested restricted stock.

(5)	This information is based on information provided by the ESOP Trustee and includes 1,717,608 shares of Common Stock that are held in the ESOP and allocated to a participant’s account (“allocated shares”), and 145,941 shares of Common Stock held in the ESOP but not allocated to any participant’s account (“unallocated shares”) after giving effect to the allocation of shares to participant accounts for calendar year 2016. The ESOP Trustee votes allocated shares as directed by such participant or beneficiary of the ESOP. Under the terms of the ESOP, the ESOP Trustee will vote all of the unallocated shares and all of the allocated shares for which no voting directions are timely received by the ESOP Trustee, in its independent fiduciary discretion with respect to each item subject to a vote. The present members of the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans (the “Management Administrative Committee”), which administers the ESOP, are David G. Robson, Thomas J. Mattei, Jr., Carolyn Suzanne Gargis, Rene E. Peth and Brent Hollingsworth. Each member of the Management Administrative Committee disclaims beneficial ownership of the securities held by the ESOP except for those, if any, that have been allocated to the member as a participant in the ESOP.

(6)	This information is based on a Schedule 13G/A filed with the SEC on February 13, 2017 by Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon and Bradley F. Simon (the “Trigran Schedule 13G”). The Trigran Schedule 13G indicates that the reporting persons share voting and dispositive power over the indicated number of shares. Pursuant to the Trigran Schedule 13G, Douglas Granat, Lawrence A. Oberman, Steven G. Simon and Bradley F. Simon are the controlling shareholders and/or sole directors of Trigran Investments, Inc. and may be considered the beneficial owners of shares beneficially owned by Trigran Investments, Inc.

Security Ownership of Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of May 9, 2017, by each of our directors and named executive officers as determined at the end of the last completed fiscal year (“Named Executive Officers”) as well as all of our directors and executive officers as a group, based on 16,844,216 shares outstanding as of May 9, 2017. The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise indicated in these footnotes, each of the directors and officers listed has, to our knowledge, sole voting and investment power with respect to the shares of Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Non-Employee Directors:
Hamideh Assadi(1)	12,581	*
Guenter W. Berger(2)	34,357	*
Randy E. Clark(3)	11,316	*
Jeanne Farmer Grossman(4)	1,206,209	7.2%
Charles F. Marcy(5)	10,577	*
Christopher P. Mottern(6)	14,577	*
Named Executive Officers:
Michael H. Keown(7)	234,250	1.4%
Isaac N. Johnston, Jr.(8)	408	*
Scott W. Bixby(9)	16,306	*
Barry C. Fischetto(10)	2,566	*
Thomas J. Mattei, Jr.(11)	14,805	*
Mark J. Nelson(12)	1,037	*
All directors and executive officers as a group (12 individuals)	1,573,711	9.2%

*	Less than 1%

(1)	Includes 1,936 unvested shares of restricted stock.

(2)	Includes 1,936 unvested shares of restricted stock.

(3)	Includes 1,936 unvested shares of restricted stock.

(4)	Includes shares of Common Stock held in various family trusts of which Ms. Grossman is the sole trustee, co-trustee, beneficiary and/or settlor, including: (i) 9,550 shares as trustee of a trust for the benefit of her daughter; (ii) 858,378 shares as sole trustee of the Jeanne F. Grossman Trust, dated August 22, 1997; (iii) 321,308 shares as co-trustee of various trusts for the benefit of herself and family members, and over which she has shared voting and dispositive power with (x) Dr. Farmer as to 12,120 shares (also indicated in the table above as beneficially owned by Dr. Farmer) and (y) Ms. Waite as to 309,188 shares (also indicated in the table above as beneficially owned by Ms. Waite); (iv) 15,037 shares held directly by Ms. Grossman; and (v) 1,936 shares of unvested restricted stock.

(5)	Includes 1,936 unvested shares of restricted stock.

(6)	Includes 1,936 unvested shares of restricted stock.

(7)	Includes 186,724 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and 2,454 shares of Common Stock beneficially owned by Mr. Keown through the ESOP, rounded to the nearest whole share.

(8)	Mr. Johnston resigned as Treasurer and Chief Financial Officer of the Company effective January 6, 2017.

(9)	Includes 12,746 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days, 2,732 unvested shares of restricted stock and 828 shares of Common Stock beneficially owned by Mr. Bixby through the ESOP, rounded to the nearest whole share.

(10)	Mr. Fischetto resigned as the Company’s Senior Vice President of Operations effective February 13, 2017.

(11)	Includes 12,240 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and 1,837 shares of Common Stock beneficially owned by Mr. Mattei through the ESOP, rounded to the nearest whole share.

(12)	Includes 1,037 shares beneficially owned by Mr. Nelson through the ESOP, rounded to the nearest whole share. Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his amended employment agreement.

OTHER MATTERS

Stockholder Proposals

Proposals Pursuant to Rule 14a-8

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s Proxy Statement and form of proxy for consideration at the Company’s 2017 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2017 Proxy Statement, stockholder proposals must be received by the Company at its principal executive offices no later than July 3, 2017 and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s Proxy Statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

Proposals and Nominations Pursuant to the Company’s By-Laws

The Company’s By-Laws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s Proxy Statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2017 Annual Meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than August 10, 2017, and no later than September 9, 2017, and must comply with the other provisions of the Company’s By-Laws summarized below; provided, however, that in the event that the 2017 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2016 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2017 Annual Meeting was mailed or public disclosure of the date of the 2017 Annual Meeting was made, whichever first occurs.

The By-Laws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

The notice given by a stockholder regarding other business to be brought before an annual meeting of stockholders must be provided within the time frames described above and set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

You may write to the Secretary of the Company at the Company’s principal executive offices, 1912 Farmer Brothers Drive, Northlake, Texas 76262, to deliver the notices discussed above and for a copy of the relevant provisions of the Company’s By-Laws regarding the requirements for making stockholder proposals and nominating director candidates.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials and annual report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your written request to Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Chief Financial Officer, or contact the Company’s Chief Financial Officer by telephone at (888) 998-2468, and the Company will deliver a separate copy of the annual report or proxy statement upon request. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their bank or broker.

Forward-Looking Statements

Certain statements contained in this Proxy Statement are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 filed with the SEC on September 14, 2016 (“2016 Form 10-K”). These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this Proxy Statement and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of completion of construction of the new facility in Northlake, Texas (the “New Facility”), the availability of capital resources to fund the construction costs and capital expenditures for the New Facility, the timing and success of implementation of the Company’s restructuring plan to reorganize its DSD operations in an effort to realign functions into a channel based selling organization, streamline operations, acquire certain channel specific expertise, and improve selling effectiveness and financial results, the timing and success of the Company in realizing estimated savings from third-party logistics and vendor managed inventory, the realization of the

Company’s cost savings estimates, the timing and success of the Company realizing the benefits of recent acquisitions, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to retain employees with specialized knowledge, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in Part I, Item 1A of our 2016 Form 10-K, and other factors described from time to time in our filings with the SEC.

By Order of the Board of Directors
May 16, 2017	TERI L. WITTEMAN
Secretary

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

FARMER BROS. CO.

Farmer Bros. Co., a Delaware corporation (the “Corporation”), does hereby certify:

FIRST: The Certificate of Incorporation of the Corporation is hereby amended by deleting paragraph (b) in the Fifth Article thereof and inserting the following in lieu thereof:

(b) The Board of Directors shall consist of no less than five members or more than nine members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the active Board of Directors.

SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be in its corporate name this      day of                     , 2017.

FARMER BROS. CO.

By:
	Name:	Michael H. Keown
	Title:	President and Chief Executive Officer

A-1

APPENDIX B

FARMER BROS. CO.

2017 LONG-TERM INCENTIVE PLAN

ARTICLE 1.

PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. The Plan succeeds the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan and the Farmer Bros. Co. 2007 Omnibus Plan.

ARTICLE 2.

DEFINITIONS

As used in the Plan, the following words and phrases will have the meanings specified below, unless the context clearly indicates otherwise:

2.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term “Administrator” shall refer to such person(s) unless and until such delegation has been revoked.

2.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3 “Award” means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Share award or Other Stock or Cash Based Award granted to a Participant under the Plan.

2.4 “Award Agreement” means a written agreement or statement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” unless otherwise defined in an employment or services agreement between a Participant and the Company or any of its Subsidiaries, means (a) the Company’s determination that the Participant willfully failed to substantially perform the Participant’s duties (other than a failure resulting from the Participant’s Disability); (b) the Company’s determination that the Participant willfully failed to carry out, or comply with any lawful and reasonable directive of the Board or Participant’s immediate supervisor; (c) the occurrence of any act or omission by the Participant that could reasonably be expected to result in (or has resulted in) he Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (d) the Participant’s unlawful use (including being under the influence or using prescription drugs for non-medical purposes) or possession of illegal drugs (including possession of a prescription drug without a lawful prescription) on the premises of the Company or any of its Subsidiaries or while performing the Participant’s duties and responsibilities for the Company or any of its Subsidiaries; (e) the Participant’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries or affiliates; (f) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any Subsidiary; (g) the Company’s determination that the Participant materially violated any policy of the Company or any of its Subsidiaries; or (h) any other intentional misconduct by the Participant adversely affecting the business or affairs of the Company or any Subsidiary) in a material manner. The Company, in its sole discretion, shall determine conclusively whether Cause exists pursuant to the above definition, the date of the occurrence of the conduct constituting Cause and any incidental matters relating thereto, including, without limitation, the question of whether a termination of employment or service occurred by reason of Cause. The foregoing definition shall not in any way preclude or restrict the right of the Company or any Subsidiary to discharge or dismiss any Participant or other person in the service of the Company or any Subsidiary for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Cause.

2.7 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50 % of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with Sections 2.7(c)(i), 2.7(c)(ii), or 2.7(c)(iii); or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(b) The individuals who, as of the Effective Date, constitute the Board, together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.7(a) or Section 2.7(c)), whose election or nomination for election to the Board was approved by a vote of at least two-thirds (2/3) (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office, who either were Directors as of the Effective Date or whose election or nomination for election was previously so approved (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Board shall be an Incumbent Director hereunder.

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.7(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii) after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction; or

(d) The approval of a plan of liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

2.8 “Code” means the Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

2.9 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; provided, however, that a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

2.10 “Common Stock” means the common stock of the Company.

2.11 “Company” means Farmer Bros. Co., a Delaware corporation, or any successor.

2.12 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

2.13 “Director” means a Board member.

2.14 “Disability” means a permanent and total disability under Section 22(e)(3) of the Code, without regard to the final sentence thereof.

2.15 “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

2.16 “Effective Date” has the meaning set forth in Section 11.3

2.17 “Employee” means any employee of the Company or any of its Subsidiaries.

2.18 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.20 “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Company deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value of a Share will be established by the Administrator in its sole discretion.

2.21 “Full Value Award” shall mean any Award that is settled in Shares other than: (a) an Option, (b) a Stock Appreciation Right or (c) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary).

2.22 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with in Section 424(e) and (f) of the Code, respectively.

2.23 “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.24 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25 “Option” means a right granted under Article 6 to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.26 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

2.27 “Overall Share Limit” means the sum of (i) 900,000 Shares; and (ii) the number of Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article 5.

2.28 “Participant” means a Service Provider who has been granted an Award.

2.29 “Performance-Based Award” means an Award (other than an Option or SAR) granted pursuant to Article 7 or 8, but which is subject to the terms and conditions set forth in Section 11.18. All Performance-Based Awards are intended to qualify as Performance-Based Compensation.

2.30 “Performance-Based Compensation” means any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code or any successor provision.

2.31 “Performance Bonus Award” has the meaning set forth in Section 8.3.

2.32 “Performance Criteria” mean the criteria (and adjustments) that the Administrator, in its sole discretion, may select to establish one or more performance goals for an Award for a specified Performance Period; provided, that:

(a) The Performance Criteria that will be used to establish performance goals for Performance-Based Awards are limited to the following: (i) net earnings (either before or after one or more of (A) interest, (B) taxes,

(C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) gross or net organic sales volume or organic sales volume growth, (iv) net income (either before or after taxes) or adjusted net income; (v) sales related goals; (vi) sales from one or more products (or categories of products) as a percentage of total sales or revenue; (vii) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating profit margin; (viii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); (ix) cash on hand; (x) cash flow (including operating cash flow and free cash flow or cash flow return on capital); (xi) return on assets, asset growth or asset turnover; (xii) return on capital or invested capital; (xiii) cost of capital; (xiv) return on stockholders’ equity; (xv) total stockholder return; (xvi) costs, reductions in costs and cost control measures; (xvii) expense management; (xviii) working capital; (xix) net earnings per share; (xx) adjusted net earnings per share; (xxi) price per share or dividends per share (or appreciation in or maintenance of such price or dividends); (xxii) regulatory achievements or compliance; (xxiii) implementation, completion or attainment of objectives relating to systems, research, development, regulatory, commercial, or strategic milestones or developments; (xxiv) market share; (xxv) economic value or economic value added models; (xxvi) division, group or corporate financial goals; (xxvii) customer satisfaction/growth; (xxviii) customer service; (xxix) employee satisfaction; (xxx) effective recruitment and retention of personnel; (xxxi) succession plan development and implementation; (xxxii) human resources management; (xxxiii) supervision of litigation and other legal matters; (xxxiv) strategic partnerships and transactions; (xxxv) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xxxvi) debt levels or reductions and financial risk management; (xxxvii) financing and other capital raising transactions; (xxxviii) acquisition activity; (xxxix) investment sourcing activity; (xl) marketing initiatives; (xli) safety enhancement; (xlii) improved product quality; (xliii) expansion of product lines; (xliv) creation of operating efficiencies; and/or (xlv) geographic expansion, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be expressed in terms of the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or an individual, or may be expressed in terms of performance relative to performance of one or more other companies or by comparisons of any of the indicators of performance relative to performance of other companies. Any performance goals that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles.

(b) The Committee, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Criteria, with any such adjustment to reflect the inclusion or exclusion of the impact of an event or occurrence which the Committee determines should appropriately be included or excluded, including (i) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (ii) asset sales or write-downs; (iii) litigation or claim judgments or settlements; (iv) acquisitions or divestitures; (v) reorganization or change in the corporate structure or capital structure of the Company; (vi) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management; (vii) foreign exchange gains and losses; (viii) a change in the fiscal year of the Company; (ix) the refinancing or repurchase of bank loans or debt securities; (x) unbudgeted capital expenditures; (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (xii) conversion of some or all of convertible securities to Common Stock; (xiii) any business interruption event; (xiv) changes in pricing; (xv) changes in foreign currency exchange rates; (xvi) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles; (xvii) gains and losses that are treated as unusual in nature or that occur infrequently under Accounting Standards Codification Topic 225; or (xviii) the effect of changes in other laws or regulatory rules affecting reported results.

2.33 “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.34 “Performance Share” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.

2.35 “Plan” means this Farmer Bros. Co. 2017 Long-Term Incentive Plan.

2.36 “Prior Plans” means, collectively, the Farmer Bros. Co. 2007 Omnibus Plan, the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan, and any prior equity incentive plans of the Company or its predecessor (in each case, as such plan(s) may be amended or restated from time to time).

2.37 “Prior Plan Award” means an award outstanding under the Prior Plans as of the Effective Date.

2.38 “Restricted Stock” means Shares awarded to a Participant under Article 7, subject to certain vesting conditions and other restrictions.

2.39 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

2.40 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

2.41 “Section 409A” means Section 409A of the Code.

2.42 “Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.43 “Service Provider” means an Employee or Director.

2.44 “Shares” means shares of Common Stock.

2.45 “Stock Appreciation Right” or “SAR” means a right granted under Article 6 to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

2.46 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.47 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.48 “Termination of Service” means:

(a) As to a Director, the time when a Participant who is a Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, the circumstances under which the Termination of Service has occurred and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

ARTICLE 3.

ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan.

ARTICLE 4.

ADMINISTRATION AND DELEGATION

4.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

4.2 Appointment of Committees. To the extent Applicable Laws permit, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents of the Company, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any Committee to which authority has been delegated at any time and re-vest in itself any previously delegated authority.

ARTICLE 5.

STOCK AVAILABLE FOR AWARDS

5.1 Number of Shares. Subject to adjustment under Article 9 and the terms of this Article 5, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plans; provided, however, that Prior Plan Awards will remain subject to the terms of the applicable Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

5.2 Share Counting. If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan.

Notwithstanding anything to the contrary contained herein, the following Shares shall not become or again be available for Awards under the Plan: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under a Prior Plan; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or an award granted under a Prior Plan; (iii) Shares subject to a Stock Appreciation Right or a stock appreciation right granted under a Prior Plan that are not issued in connection with the settlement of such Award on exercise thereof; and (iv) Shares purchased on the open market with cash proceeds from the exercise of Options or stock options granted under a Prior Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit. Notwithstanding the provisions of this Section 5.2, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

5.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 900,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.

5.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards (which, for the avoidance of doubt excludes Substitute Awards) may again become available for Awards under the Plan as provided under Section 5.2 above); provided, that Awards using such available shares (or any Shares that again become available for issuance under the Plan under Section 5.2 above) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.

5.5 Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted under the Plan to a Service Provider as compensation for services as a non-employee Director during any calendar year shall not exceed $300,000.

ARTICLE 6.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the

Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

6.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.

6.3 Duration of Options. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten (10) years.

6.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a notice of exercise, in a form and manner the Company approves (which may be electronic or telephonic), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full of (i) the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 and (ii) all applicable taxes in a manner specified in Section 10.5. Unless the Company otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

6.5 Payment Upon Exercise. The Administrator shall determine the methods (or combination of methods) by which payment of the exercise price of an Option shall be made, including, without limitation:

(a) cash, check or wire transfer of immediately available funds;

(b) if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, check or wire transfer of immediately available funds; provided, that such amount is paid to the Company at such time as may be required by the Company;

(c) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery (or such other date determined by the Administrator); or

(d) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date.

6.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to Employees of the Company, any of its present or future parent or Subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two (2) years from the grant date of the

Option or (ii) one (1) year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

ARTICLE 7.

RESTRICTED STOCK; RESTRICTED STOCK UNITS

7.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Award Agreement for each Restricted Stock and Restricted Stock Unit Award shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.

7.2 Restricted Stock.

(a) Dividends. Subject to any limitations approved by the Administrator and set forth in the Award Agreement, Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares; provided, that, notwithstanding anything herein to the contrary, any dividend payable with respect to Shares of Restricted Stock held by a Participant that are not vested at the time that such dividend is paid shall be accumulated and subject to vesting to the same extent as the related Shares of Restricted Stock, with such accumulated dividends paid to the applicable Participant as soon as administratively practicable following the time the applicable Shares of Restricted Stock vest and become non-forfeitable (or such later time as may be set forth in the Award Agreement). In addition, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of cash or property other than an ordinary cash dividend, the Shares or other cash or property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.

(c) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to Restricted Stock as of the date of transfer of the Restricted Stock, rather than as of the date or dates upon which the Participant would otherwise be taxed with respect to the Restricted Stock under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service, along with proof of the timely filing thereof with the Internal Revenue Service.

7.3 Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in each case, as provided in the applicable Award Agreement and subject to the terms of the Plan.

ARTICLE 8.

OTHER TYPES OF AWARDS

8.1 General. The Administrator may grant Performance Share awards, Performance Bonus Awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. For the avoidance of doubt, no Participant holding a Performance Share award described in Section 8.2, a Performance Bonus Award described in Section 8.3, or an Other Stock or Cash Based Award described in Section 8.5, in each case, that is eligible to receive dividends (if any) shall be entitled to receive a distribution of dividends with respect to such award or any Shares covered by such award unless and until such award vests and becomes non-forfeitable.

8.2 Performance Share Awards. Each Performance Share award shall be denominated in a number of Shares or in unit equivalents of Shares and/or units of value (including a dollar value of Shares) and may be linked to any one or more of the Performance Criteria or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any Performance Period. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.3 Performance Bonus Awards. Each right to receive a bonus granted under this Section 8.3 shall be denominated in the form of cash and shall be initially payable in cash (but may, in the discretion of the Administrator, be payable in Shares or a combination of cash and Shares) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of the Performance Criteria or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any Performance Period.

8.4 Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement; provided, that, notwithstanding anything herein to the contrary, Dividend Equivalents with respect to Awards that are not vested at the time that the underlying dividend is paid shall be accumulated and subject to vesting to the same extent as the related Award, with such accumulated Dividend Equivalents paid to the applicable Participant as soon as administratively practicable following the time the applicable Award vests and becomes non-forfeitable (or such later time as may be set forth in the Award Agreement).

8.5 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

ARTICLE 9.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK

AND CERTAIN OTHER EVENTS

9.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article 9 the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article 5 hereof on the maximum number and kind of shares that may be issued); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided, that the Administrator will determine whether an adjustment is equitable.

9.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(a) To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 9.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment);

(b) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(c) To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(d) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement;

(e) To replace such Award with other rights or property selected by the Administrator; and/or

(f) To provide that the Award cannot vest, be exercised or become payable after such event;

provided, however, that, unless otherwise provided in an applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced in accordance with subsections (b) or (e) above, such Awards shall become fully vested and exercisable, and all forfeiture, repurchase and other restrictions on such wards shall lapse immediately prior to such Change in Control; provided, further, that, with respect to Awards subject to performance-based vesting, the number of Shares subject to any such Award that becomes vested pursuant to this proviso shall be determined based on (i) target performance pro-rated based on the number of days elapsed in the applicable performance period through the date of the Change in Control over the total number of days in the applicable performance period or (ii) actual performance through the applicable performance period through the date of the Change in Control with the applicable performance goals, to the extended possible, adjusted to reflect the truncated performance period, whichever results in the greatest number of vested Shares.

9.3 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Laws, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.

9.4 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article 9.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

10.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by applicable law. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.

10.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain such terms and conditions as are not inconsistent with those set forth in the Plan.

10.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

10.4 Changes in Participant’s Status. The Company will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by Applicable Law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

10.5 Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes (or such other rate as may be determined by the Company after considering any accounting consequences or costs, but which shall in no event exceed, and may be less than, the maximum statutory withholding rates) from any payment of any kind otherwise due to a Participant. Subject to any Company insider trading policy (including blackout periods) and the terms of the applicable Award Agreement, Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery (or such other date determined by the Administrator), (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Administrator) of a notice that the Participant has placed a market sell order with a broker acceptable to the Administrator with respect to Shares then issuable upon exercise of the Award and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the tax obligations, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company an amount sufficient to satisfy the tax withholding by cash, check or wire transfer of immediately available funds; provided, that such amount is paid to the Company at such time as may be required by the Administrator, (iv) to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration, or (v) any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

10.6 Amendment of Award; Prohibition on Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, converting an Incentive Stock Option to a Nonqualified Stock Option and providing for cash settlement of an outstanding Award. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the economic benefits to be delivered under the Award as of the date of such amendment, modification or termination, or (ii) the change is permitted under Article 9 or pursuant to Sections 11.5 or 11.6. Other than pursuant to Sections 9.1 and 9.2, the Administrator shall not without the approval of the Company’s stockholders (a) lower the exercise price per Share of an Option or Stock Appreciation Right after it is granted, (b) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award, or (c) take any other action with respect to an Option or Stock Appreciation Right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

10.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Company determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

10.8 Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Sections 9.1 and 9.2 of the Plan, Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the shares of Common Stock available pursuant to Section 5.1 may be granted to any one or more Participants without respect to such minimum vesting provisions. Nothing in this Section 10.8 shall preclude the Administrator from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant’s death, Disability, Termination of Service (other than for Cause) or, subject to Section 9.2, the consummation of a Change in Control.

10.9 Fractional Shares. No fractional shares of Stock shall be issued and the Company shall determine, in its sole and absolute discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

ARTICLE 11.

MISCELLANEOUS

11.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

11.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Company otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

11.3 Effective Date and Term of Plan. The Plan will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth (10th) anniversary of the Effective Date, but Awards previously granted may extend beyond that date and shall remain in force according to the terms of the Plan and the applicable Award Agreement. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective, no Awards will be granted under the Plan and the Prior Plans will continue in full force and effect in accordance with their terms.

11.4 Amendment of Plan. The Board or the Compensation Committee of the Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Laws shall be effective unless approved by the Board and the Company’s stockholders, and (b) no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect the economic benefits to be delivered under any outstanding Award as of the date of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

11.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

11.6 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend the Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt the Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s Termination of Service. For purposes of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Company determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

(d) Dividend Equivalents. Dividend Equivalents and any amounts that may become distributable in respect thereof shall be treated separately from any Award(s) to which such Dividend Equivalents relate, and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A.

11.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act or any successor rule) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

11.8 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a Director, officer or other Employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, Director, officer or other Employee of the Company or any Subsidiary. The Company will indemnify and hold harmless each Director, officer or other Employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Company’s approval) arising from any act or omission concerning the Plan unless arising from such person’s own fraud or bad faith; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

11.9 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Company’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

11.10 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

11.11 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

11.12 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding the choice-of-law principles of the State of Delaware and any other state requiring the application of a jurisdiction’s laws other than the State of Delaware.

11.13 Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Laws or any policy of the Company providing for the reimbursement of incentive compensation.

11.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

11.15 Conformity to Applicable Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

11.16 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

11.17 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

11.18 Section 162(m) Limitations.

(a) Individual Award Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to adjustment as provided in Article 9, (i) the maximum aggregate number of Shares with respect to all Options and Stock Appreciation Rights that may be granted to any one person during any calendar year shall be 250,000 Shares; (ii) the maximum aggregate number of Shares with respect to all Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock or Cash Based Awards that are intended to qualify as Performance-Based Compensation and are denominated in Shares that may be granted to any one person during any calendar year shall be 250,000 Shares; and (iii) the maximum aggregate amount that may become payable (in cash, Shares or any combination thereof) pursuant to all Performance Bonus Awards that may be granted to any one person during any calendar year shall be U.S. $5,000,000; provided, however, that in no event will more than the Overall Share Limit be granted to any one person during any fiscal year of the Company with respect to one or more Award denominated in Shares. To the extent required by Section 162(m) of the Code, Shares subject to Awards that are canceled shall continue to be counted against the award limits above. For purposes of this Section 11.18(a), each Share subject to an Award (including a Full Value Award) shall be counted as one Share against the specified limit.

(b) Committee Composition. To the extent an Award is intended to qualify as Performance-Based Compensation, the Administrator with respect to such Awards shall be a Committee comprised solely of two or more Directors, each of whom is intended to be an “outside director” within the meaning of Section 162(m) of the Code; provided, that a Committee member’s failure to qualify as an “outside director” within the meaning of Section 162(m) will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(c) Performance-Based Compensation. The Administrator, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. For the avoidance of doubt, nothing herein shall require the Administrator to structure any Awards in a manner intended to constitute Performance-Based Compensation and the Administrator shall be free, in its sole discretion, to grant Awards that are not intended to be Performance-Based Compensation. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award that is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements. In addition, Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Bonus Awards and Other Stock or Cash Based Awards that are intended to qualify as Performance-Based Compensation shall be subject to the following provisions, which shall control over any conflicting provision in the Plan or any Award Agreement:

(i) To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, no later than ninety (90) days following the commencement of any performance period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Administrator shall, in writing, (A) designate the Participant to receive such Award, (B) select the Performance Criteria applicable to the performance period, which Performance Criteria shall be limited to the specific performance goals set forth in the definition of Performance Criteria, (C) establish the performance goals (and any exclusions), and amounts of such Awards, as applicable, which may be earned for such performance period based on the Performance Criteria, and (D) specify the relationship between Performance Criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each Participant for such performance period.

(ii) Following the completion of each performance period, the Administrator shall certify in writing whether and the extent to which the applicable performance goals have been achieved for such performance period. In determining the amount earned under such Awards, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant, including the assessment of individual or corporate performance for the performance period.

(iii) Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Participant shall be determined on the basis of Applicable Accounting Standards. For this purpose, “Applicable Accounting Standards” means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company’s financial statements under U.S. federal securities laws.

(iv) No adjustment or action described in Article 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Farmer Bros. Co. on                     , 2017.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Farmer Bros. Co. on                     , 2017.

Executed on this                     , 2017.

Corporate Secretary

Farmer Brothers
Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945
CONTROL NUMBER
Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
INTERNET/MOBILE – www.proxypush.com/farm Use the Internet to vote your proxy until 11:59 p.m. (CT) on June 19, 2017.
PHONE – Toll-Free Number 1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on June 19, 2017.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.
TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.
Please detach here
The Board of Directors recommends that stockholders vote “FOR” Proposal Nos. 1 and 2 listed below.
1. The approval of an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board of Directors from seven members to nine members.
For Against Abstain
2. The approval of the Company’s 2017 Long-Term Incentive Plan.
For Against Abstain
The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposal No. 1 and FOR Proposal No. 2, and in accordance with the discretion of the persons appointed as proxies on such other matters as may properly come before the Special Meeting, including any continuation, postponement or adjournment thereof, and any other matters incident to the conduct of the Special Meeting. The Board of Directors knows of no other items of business that will be presented for consideration at the Special Meeting other than those described in the accompanying Proxy Statement.
If you plan to attend the Special Meeting in person, you can obtain directions to the Marriott Hotel & Golf Club at Champions Circle, 3300 Championship Parkway, Fort Worth, TX 76177 at http://proxy.farmerbros.com
Address Change? Mark box, sign, and indicate changes below:
Date
Signature(s) in Box
Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer.

Farmer Brothers
FARMER BROS. CO.
SPECIAL MEETING OF STOCKHOLDERS Tuesday, June 20, 2017 10:00 a.m. Central Time
Special Meeting to be held at:
Marriott Hotel & Golf Club at Champions Circle 3300 Championship Parkway Fort Worth, TX 76177
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2017
The Company’s Proxy Statement is available at: http://proxy.farmerbros.com
Farmer Bros. Co.
1912 Farmer Brothers Drive
Northlake, Texas 76262
Proxy
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE SPECIAL MEETING ON JUNE 20, 2017.
The undersigned stockholder of Farmer Bros. Co., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated May 16, 2017, and hereby constitutes and appoints Michael H. Keown, David G. Robson, and Thomas J. Mattei, Jr. or any of them acting singly in the absence of the others, with a power of substitution in any of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Special Meeting of Stockholders to be held at the Marriott Hotel & Golf Club at Champions Circle, 3300 Championship Parkway, Fort Worth, Texas 76177, on June 20, 2017 at 10:00 a.m., Central Time, and at any continuation, postponement or adjournment thereof, hereby revoking any proxy or proxies heretofore given, including any proxy previously given by telephone or Internet, and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:
See reverse for voting instructions.